                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  OmniSky Corporation          |        CASE NO.         01-33125 (DM)
                                     |                         -------------
                                     |
                                     |        CHAPTER 11
                                     |        MONTHLY OPERATING REPORT
                                     |        (GENERAL BUSINESS CASE)
-------------------------------------

                           SUMMARY OF FINANCIAL STATUS

      MONTH ENDED:  Jun 02                        PETITION DATE:    12/10/01
                  --------                                      ---------------


1.    Debtor in possession (or trustee) hereby submits this Monthly Operating
      Report on the Accrual Basis of accounting (or if  checked here    __
      the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in $1

2.    ASSET AND LIABILITY STRUCTURE                                    END OF CURRENT        END OF PRIOR        AS OF PETITION
                                                                          MONTH                  MONTH                FILING
                                                                          -----                  -----                ------
      a.  Current Assets                                                  $11,115,576         $11,757,296
                                                                       ---------------     ---------------
      b.  Total Assets                                                    $60,581,621 (1)     $61,241,008          $23,189,381 (1)
                                                                       ---------------     ---------------      ---------------
      c.  Current Liabilities                                                $727,362          $1,160,300
                                                                       ---------------     ---------------
      d.  Total Liabilities                                                $6,940,448 (2)      $7,370,610          $42,832,634 (2)
                                                                       ---------------     ---------------      ---------------

                                                                                                                   CUMULATIVE
3.    STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH             CURRENT MONTH        PRIOR MONTH          (CASE TO DATE)
                                                                       -------------        -----------          --------------

      a.  Total Receipts                                                     $387,200            $506,168           $5,201,474
                                                                       ---------------     ---------------      ---------------
      b.  Total Disbursements                                                $680,811            $106,060           $5,811,728
                                                                       ---------------     ---------------      ---------------
      c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)        ($293,610)           $400,108            ($610,253)
                                                                       ---------------     ---------------      ---------------
      d.  Cash Balance Beginning of Period                                 $9,407,647          $9,007,539           $9,724,289
                                                                       ---------------     ---------------      ---------------
      e.  Cash Balance End of Period (c + d)                               $9,114,036          $9,407,647           $9,114,036
                                                                       ---------------     ---------------      ---------------

                                                                                                                   CUMULATIVE
                                                                        CURRENT MONTH        PRIOR MONTH         (CASE TO DATE)
                                                                        -------------        -----------         --------------
4.    PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                        ($249,778)          ($263,129)          ($9,918,113)
                                                                       ---------------     ---------------       ---------------
5.    ACCOUNT RECEIVABLES (PRE AND POST PETITION)                             $63,594             $63,594
                                                                       ---------------     ---------------
6.    POST-PETITION LIABILITIES                                              $727,362          $1,160,300
                                                                       ---------------     ---------------
7.    PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                       $0                  $0
                                                                       ---------------     ---------------

AT THE END OF THIS REPORTING MONTH:                                                                   YES                NO
                                                                                                      ---                --
8.    Have any payments been made on pre-petition debt, other than payments in the normal                                X
      course to secured creditors or lessors? (if yes, attach listing including date of         ---------------    -------------
      payment, amount of payment and name of payee)

9.    Have any payments been made to professionals?  (if yes, attach listing including date of         X
      payment, amount of payment and name of payee)                                              ---------------   --------------

10.   If the answer is yes to 8 or 9, were all such payments approved by the court?                    X
                                                                                                 ---------------   --------------

11.   Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,            X
      attach listing including date of payment, amount and reason for payment,                   ---------------   --------------
      and name of payee)

12.   Is the estate insured for replacement cost of assets and for general liability?                  X
                                                                                                 ---------------   --------------

13.   Are a plan and disclosure statement on file?                                                     X
                                                                                                 ---------------   --------------

14.   Was there any post-petition borrowing during this reporting period?                                                X
                                                                                                 ---------------   --------------


15. Check if paid: Post-petition taxes [X]; U.S. Trustee Quarterly Fees [X]; Check if filing is current for: Post-petition tax reporting and tax returns:[X].

      (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date: 7/22/02                             /s/ Michael Malesardi
      -------                             ----------------------
                                          Responsible Individual


--------------------------------------------------------------------------------
(1) The significant difference in total assets between the petition date and the end of the current month is primarily due to $46.6 million of investments in subsidiaries not expected to result in cash to the estate that as a result was not reported on the Statements and Schedules filed with the Bankruptcy Court. In addition, approximately $2.6 million in net intercompany receivables/payables was not reported for the same reason.

(2) Debtor does not maintain certain contingent liabilities on its books that were reported on the Statement and Schedules filed with the Bankruptcy Court. Therefore, the significant difference in total liabilities between the petition date and the end of the current month is primarily attributed to $29.4 million of contingent liabilities due to News Corporation Limited and $2.8 million contingently due to the Debtor's employees under change of control contracts that were presented in the Statements and Schedules but which are excluded herein.
-------------------------------------------------------------------------------

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended      06/30/02
                                                --------------

              CURRENT MONTH
-------------------------------------------
    ACTUAL        FORECAST      VARIANCE                                                                  CUMULATIVE    NEXT MONTH
    ------        --------      --------                                                                (CASE TO DATE)   FORECAST
                                                                                                        --------------   --------
                                               REVENUES:

            $0     N/A (1)       N/A (1)     1   Gross Sales                                              $3,006,981     N/A (1)
---------------  ------------  ------------                                                             -------------   ----------
          $200                               2   less: Sales Returns & Allowances (4)                      ($949,329)
---------------  ------------  ------------                                                             -------------   ----------
         ($200)                              3   Net Sales                                                $3,956,310
---------------  ------------  ------------                                                             -------------   ----------
            $0                               4   less: Cost of Goods Sold             (Schedule 'B')      $3,054,930
---------------  ------------  ------------                                                             -------------   ----------
         ($200)                              5   Gross Profit                                               $901,380
---------------  ------------  ------------                                                             -------------   ----------
            $0                               6   Interest                                                       $300
---------------  ------------  ------------                                                             -------------   ----------
            $0                               7   Other Income:                                                    $0
---------------  ------------  ------------    ------------------------------------------------------   -------------   ----------
                                             8
---------------  ------------  ------------    ------------------------------------------------------   -------------   ----------
                                             9
---------------  ------------  ------------    ------------------------------------------------------   -------------   ----------
         ($200)                             10       TOTAL REVENUES                                         $901,680
---------------  ------------  ------------                                                             -------------   ----------

                                               EXPENSES:
       $41,667                              11   Compensation to Owner(s)/Officer(s)                        $399,585
---------------  ------------  ------------                                                             -------------   ----------
       $23,416                              12   Salaries                                                   $765,439
---------------  ------------  ------------                                                             -------------   ----------
            $0                              13   Commissions                                                      $0
---------------  ------------  ------------                                                             -------------   ----------
            $0                              14   Contract Labor                                                   $0
---------------  ------------  ------------                                                             -------------   ----------
                                                 Rent/Lease:
            $0                              15       Personal Property                                        $6,148
---------------  ------------  ------------                                                             -------------   ----------
       $11,112                              16       Real Property                                          $539,727
---------------  ------------  ------------                                                             -------------   ----------
       $17,778                              17   Insurance                                                  $176,411
---------------  ------------  ------------                                                             -------------   ----------
            $0                              18   Management Fees                                                  $0
---------------  ------------  ------------                                                             -------------   ----------
            $0                              19   Depreciation                                             $1,964,545
---------------  ------------  ------------                                                             -------------   ----------
                                                 Taxes:
            $0                              20       Employer Payroll Taxes                                       $0
---------------  ------------  ------------                                                             -------------   ----------
            $0                              21       Real Property Taxes                                          $0
---------------  ------------  ------------                                                             -------------   ----------
            $0                              22       Other Taxes                                            ($40,033)
---------------  ------------  ------------                                                             -------------   ----------
            $0                              23   Other Selling                                               $87,904
---------------  ------------  ------------                                                             -------------   ----------
       $22,554                              24   Other Administrative                                       $489,121
---------------  ------------  ------------                                                             -------------   ----------
            $0                              25   Interest                                                         $0
---------------  ------------  ------------                                                             -------------   ----------
            $0                              26   Other Expenses:                                                  $0
---------------  ------------  ------------    ------------------------------------------------------   -------------   ----------
        $4,215                              27      Vacation                                                 $64,495
---------------  ------------  ------------    ------------------------------------------------------   -------------   ----------
            $0                              28      Hardware & Software Maintenance Fees                     $26,464
---------------  ------------  ------------    ------------------------------------------------------   -------------   ----------
        $7,577                              29      Benefits and Payroll Processing Cost                    $165,620
---------------  ------------  ------------    ------------------------------------------------------   -------------   ----------
        $5,000                              30      PWC International Tax Services                          $100,000
---------------  ------------  ------------    ------------------------------------------------------   -------------   ----------
            $0                              31      Israel Engineering Charges                            $1,766,941
---------------  ------------  ------------    ------------------------------------------------------   -------------   ----------
            $0                                      Adjustment to Bad Debt Reserves                        ($100,000)
---------------  ------------  ------------    ------------------------------------------------------   -------------   ----------
                                            33
---------------  ------------  ------------    ------------------------------------------------------   -------------   ----------
                                            34
---------------  ------------  ------------    ------------------------------------------------------   -------------   ----------

      $133,319                              35       TOTAL EXPENSES                                       $6,412,369
---------------  ------------  ------------                                                             -------------   ----------

     ($133,519)                             36 SUBTOTAL                                                  ($5,510,689)
---------------  ------------  ------------                                                             -------------   ----------

      $156,502                                 REORGANIZATION ITEMS:                                      $1,266,452
                                            37   Professional Fees
---------------  ------------  ------------                                                             -------------   ----------
            $0                              38   Provisions for Rejected Executory Contracts                      $0
---------------  ------------  ------------                                                             -------------   ----------
       ($9,035)                             39   Interest Earned on Accumulated Cash from                   ($53,717)
---------------  ------------  ------------      Resulting Chp 11 Case (3)                              -------------   ----------

      ($31,208)                             40   (Gain) or Loss from Sale of Equipment (2)                  $400,352
---------------  ------------  ------------                                                             -------------   ----------
            $0                              41   U.S. Trustee Quarterly Fees                                 $13,500
---------------  ------------  ------------                                                             -------------   ----------
            $0                              42   Wind-Up of Business Expenses (2)                         $2,780,837
---------------  ------------  ------------    ------------------------------------------------------   -------------   ----------

      $116,259                              43        TOTAL REORGANIZATION ITEMS                          $4,407,424

---------------  ------------  ------------                                                             -------------   ----------
     ($249,778)                             44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES           ($9,918,113)
---------------  ------------  ------------                                                             -------------   ----------
            $0                              45   Federal & State Income Taxes                                     $0
---------------  ------------  ------------                                                             -------------   ----------

     ($249,778)                             46 NET PROFIT (LOSS)                                         ($9,918,113)
===============  ============  ============                                                             =============   ==========


Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):


--------------------------------------------------------------------------------
(1) No forecast operating results have been or will be supplied to the bankruptcy court. The Debtor has sold, with the approval of the bankruptcy court, its primary assets and operations with an effective date of January 22, 2002.

(2) In conjunction with its asset sale to EarthLink, the Debtor has taken non-cash charges to adjust the book value of certain assets that were neither assumed in the transaction nor are deemed to provide any cash recovery to the Debtor's estate.

(3) Formulas in this document reflect gains in reorganization items as a negative value.

(4) Under GAAP accounting, the company previously recorded a Deferred Revenue liability for potential returns of equipment from retailers. This book reserve is no longer considered necessary.
--------------------------------------------------------------------------------

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED      06/30/02
                                               --------------


     ASSETS
                                                                                 FROM SCHEDULES            BOOK VALUE
                                                                                 --------------            ----------
         CURRENT ASSETS
 1            Cash and cash equivalents - unrestricted                                 H                       $7,572,452
                                                                                                       -------------------
 2            Cash and cash equivalents - restricted                                   H                       $1,541,585
                                                                                                       -------------------
 3            Accounts receivable (net)                                                A                          $63,594
                                                                                                       -------------------
 4            Inventory                                                                B                       $1,246,600
                                                                                                       -------------------
 5            Prepaid expenses                                                                                   $334,249
                                                                                                       -------------------
 6            Professional retainers                                                                             $200,000
                                                                                                       -------------------
 7            Other:  Net Receivable from Earthlink                                                               $34,487
                      -------------------------------------------------------------                    -------------------
 8                    Deposits                                                                                         $0
              ---------------------------------------------------------------------                    -------------------
                      Other Receivables                                                                          $122,610
                      -------------------------------------------------------------                    -------------------
 9                    TOTAL CURRENT ASSETS                                                                    $11,115,576
                                                                                                       -------------------
         PROPERTY AND EQUIPMENT (BOOK VALUE)
10            Real property                                                            C                               $0
                                                                                                       -------------------
11            Computers                                                                D                               $0
                                                                                                       -------------------
12            Furniture and fixtures                                                   D                               $0
                                                                                                       -------------------
13            Office equipment                                                         D                               $0
                                                                                                       -------------------
14            Software                                                                 D                               $0
                                                                                                       -------------------
15            Vehicles                                                                 D                              ($0)
                                                                                                       -------------------
16            Other:                                                                   D                               $0
                   -------------------------------------------------------------                       -------------------
17                                                                                     D                               $0
              ------------------------------------------------------------------                       -------------------
18                                                                                     D                               $0
              ------------------------------------------------------------------                       -------------------
19                                                                                     D                               $0
              ------------------------------------------------------------------                       -------------------
20                                                                                     D                               $0
              ------------------------------------------------------------------                       -------------------
21                 TOTAL PROPERTY AND EQUIPMENT                                                                       ($0)
                                                                                                       -------------------
         OTHER ASSETS
22            Loans to shareholders                                                                               $88,800
                                                                                                       -------------------
23            Loans to affiliates, net of amounts payable to affiliates                                        $2,763,446
                                                                                                       -------------------
24            Investment in subsidiaries                                                                      $46,613,800
              ------------------------------------------------------------------                       -------------------
25
              ------------------------------------------------------------------                       -------------------
26
              ------------------------------------------------------------------                       -------------------
27
              ------------------------------------------------------------------                       -------------------
28                 TOTAL OTHER ASSETS                                                                         $49,466,046
                                                                                                       -------------------
29                 TOTAL ASSETS                                                                               $60,581,621
                                                                                                       ===================


     NOTE:
              Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

     LIABILITIES FROM SCHEDULES

         POST-PETITION

              CURRENT LIABILITIES

30                 Salaries and wages                                                                                  $0
                                                                                                       -------------------
31                 Payroll taxes                                                                                       $0
                                                                                                       -------------------
32                 Real and personal property taxes                                                                    $0
                                                                                                       -------------------
33                 Income taxes                                                                                        $0
                                                                                                       -------------------
34                 Sales taxes                                                                                         $2
                                                                                                       -------------------
35                 Notes payable (short term)                                                                          $0
                                                                                                       -------------------
36                 Accounts payable (trade)                                            A                         $145,005
                                                                                                       -------------------
37                 Real property lease arrearage                                                                       $0
                                                                                                       -------------------
38                 Personal property lease arrearage                                                                   $0
                                                                                                       -------------------
39                 Accrued professional fees                                                                     $550,897
                                                                                                       -------------------
40                 Current portion of long-term post-petition debt
                      (due within 12 months)                                                                           $0
                                                                                                       -------------------
41                 Other:  Deferred revenue                                                                            $0
                           -----------------------------------------------------                       -------------------
42                         Vacation                                                                               $28,958
                   -------------------------------------------------------------                       -------------------
43                         Other                                                                                   $2,500
                   -------------------------------------------------------------                       -------------------
44                 TOTAL CURRENT LIABILITIES                                                                     $727,362
                                                                                                       -------------------
45            LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                     $0
                                                                                                       -------------------
46                 TOTAL POST-PETITION LIABILITIES                                                               $727,362
                                                                                                       -------------------
         PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47                 Secured claims                                                      F                               $0
                                                                                                       -------------------
48                 Priority unsecured claims                                           F                          $84,956
                                                                                                       -------------------
49                 General unsecured claims                                            F                       $6,128,130
                                                                                                       -------------------
50                 TOTAL PRE-PETITION LIABILITIES                                                              $6,213,086
                                                                                                       -------------------
51                 TOTAL LIABILITIES                                                                           $6,940,448
                                                                                                       -------------------
         EQUITY (DEFICIT)
52            Retained Earnings/(Deficit) at time of filing                                                 ($213,484,902)
                                                                                                       -------------------
53            Capital Stock                                                                                       $73,341
                                                                                                       -------------------
54            Additional paid-in capital                                                                     $277,284,500
                                                                                                       -------------------
55            Cumulative profit/(loss) since filing of case                                                   ($9,918,113)
                                                                                                       -------------------
56            Post-petition contributions/(distributions) or (draws)
                                                                                                       -------------------
57
                   -------------------------------------------------------------                       -------------------
58            Equity adjustment for pre-petition liabilities due to Chapter 11 filing                           ($314,963)
                                                                                                       -------------------
59                 TOTAL EQUITY (DEFICIT)                                                                     $53,639,862
                                                                                                       -------------------
60       TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                               $60,580,311
                                                                                                       ===================

                         SCHEDULES TO THE BALANCE SHEET
                            (GENERAL BUSINESS CASE)
                                   SCHEDULE A
                     ACCOUNTS RECEIVABLE AND (NET) PAYABLE


                                                 ACCOUNTS RECEIVABLE     ACCOUNTS PAYABLE      PAST DUE
RECEIVABLES AND PAYABLES AGINGS                [PRE AND POST PETITION]    [POST PETITION]   POST PETITION DEBT
                                               -----------------------    ---------------   ------------------
   0 -30 Days                                                       $0          $145,005
                                               -----------------------    --------------
   31-60 Days                                                      $0
                                               -----------------------    --------------
   61-90 Days                                                      $0                                      $0
                                               -----------------------    --------------    ------------------
   91+ Days                                                  $943,249
                                               -----------------------    --------------
   Total accounts receivable/payable                         $943,249          $145,005
                                               -----------------------    --------------
   Allowance for doubtful accounts                           $879,655
                                               -----------------------
   Accounts receivable (net)                                  $63,594
                                               =======================


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                 COST OF GOODS SOLD
----------------------------------                                 ------------------
                                       INVENTORY(IES)
                                        BALANCE AT
                                       END OF MONTH                INVENTORY BEGINNING OF MONTH
                                       ------------                ----------------------------
                                                                                                                     $1,246,600
                                                                                                                 ---------------
                                                                   Add -
   Retail/Restaurants -                                              Net purchase
                                                                                                                 ---------------
     Product for resale                                              Direct labor
                                   -------------------                                                           ---------------
                                                                     Manufacturing overhead
                                                                                                                 ---------------
   Distribution -                                                    Freight in
                                                                                                                 ---------------
     Products for resale                                             Other:
                                   --------------------                                                          ---------------
                                                                     Cost of goods sold - equipment                          $0
                                                                   ----------------------------------------      ---------------
   Manufacturer -                                                    Cost of goods sold - service                            $0
                                                                   ----------------------------------------      ---------------
     Raw Materials                          $9,236,921               Cost of goods sold - content                            $0
                                   --------------------            ----------------------------------------      ---------------
     Work-in-progress                               $0             Less -
                                   --------------------
     Finished goods                         $1,992,838               Inventory End of Month                          $1,246,600
                                   --------------------                                                          ---------------
                                                                     Shrinkage
                                                                                                                 ---------------
   Other - Explain                         ($9,983,159)              Personal Use
                                   --------------------                                                          ---------------
   Inventory reserve
   --------------------------------
                                                                   Cost of Goods Sold                                        $0
   --------------------------------                                                                              ===============
       TOTAL                                $1,246,600
                                   ====================


   METHOD OF INVENTORY CONTROL                                     INVENTORY VALUATION METHODS
   Do you have a functioning perpetual inventory system? (1)       Indicate by a checkmark method of inventory used.

          Yes   X       No
              ------       ------

   How often do you take a complete physical inventory? (1)        Valuation methods -
                                                                       FIFO cost                             X
                                                                                                           ------
     Weekly                                                            LIFO cost
                    -------                                                                                ------
     Monthly                                                           Lower of cost or market               X
                    -------                                                                                ------
     Quarterly                                                         Retail method
                    -------                                                                                ------
     Semi-annually                                                     Other
                    -------                                                                                ------
     Annually                                                            Explain
                    -------
Date of last physical inventory was        (1)
                                   --------------------            -------------------------------------------------------------

                                                                   -------------------------------------------------------------
Date of next physical inventory is         (1)
                                   --------------------            -------------------------------------------------------------


(1) Inventory is maintained by a third-party-provider, BrightPoint, who performs periodic cycle counts on the Debtor's inventory.

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                        COST           MARKET VALUE
                                                                   ----           ------------
     None                                                                 $0                  $0
     ----------------------------------------                  --------------   -----------------

     ----------------------------------------                  --------------   -----------------

     ----------------------------------------                  --------------   -----------------

     ----------------------------------------                  --------------   -----------------

     ----------------------------------------                  --------------   -----------------

     ----------------------------------------                  --------------   -----------------
     Total                                                                $0                  $0
                                                               ==============   =================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                        COST            BOOK VALUE
                                                                   ----            ----------
Computers -
     Network and office computers                                         $0                  $0
     ----------------------------------------                  --------------   -----------------

     ----------------------------------------                  --------------   -----------------

     ----------------------------------------                  --------------   -----------------

     ----------------------------------------                  --------------   -----------------
     Total                                                                $0                  $0
                                                               ==============   =================
Furniture & Fixtures -
     Workstations, cubicles, chairs, tables, etc.                         $0                  $0
     ----------------------------------------                  --------------   -----------------

     ----------------------------------------                  --------------   -----------------

     ----------------------------------------                  --------------   -----------------

     ----------------------------------------                  --------------   -----------------

     Total                                                                $0                  $0
                                                               ==============   =================
Office Equipment -
     Telephone system, printers, projectors, etc.                         $0                  $0
     ----------------------------------------                  --------------   -----------------

     ----------------------------------------                  --------------   -----------------

     ----------------------------------------                  --------------   -----------------
     Total                                                                $0                  $0
                                                               ==============   =================
Software -
     Prepaid Licenses & Support for Internal Use Software                 $0                  $0
     ----------------------------------------                  --------------   -----------------

     ----------------------------------------                  --------------   -----------------

     ----------------------------------------                  --------------   -----------------

     ----------------------------------------                  --------------   -----------------
     Total                                                                $0                  $0
                                                               ==============   =================
Vehicles -
     2001 Chrysler PT Cruiser - Limited Edition                           $0                 ($0)
     ----------------------------------------                  --------------   -----------------

     ----------------------------------------                  --------------   -----------------

     ----------------------------------------                  --------------   -----------------

     ----------------------------------------                  --------------   -----------------
     Total                                                                $0                 ($0)
                                                               ==============   =================

                                   Schedule E
                          Aging of Post-Petition Taxes
                   (As of End of the Current Reporting Period)

TAXES PAYABLE                             0-30 DAYS       31-60 DAYS       61-90 DAYS      91+ DAYS         TOTAL
                                          ---------       ----------       ----------      --------         -----
FEDERAL
       Income Tax Withholding                                                                                      $0
                                        --------------- --------------- --------------- --------------   -------------
       FICA - Employee                                                                                             $0
                                        --------------- --------------- --------------- --------------   -------------
       FICA - Employer                                                                                             $0
                                        --------------- --------------- --------------- --------------   -------------
       Unemployment (FUTA)                                                                                         $0
                                        --------------- --------------- --------------- --------------   -------------
       Income                                                                                                      $0
                                        --------------- --------------- --------------- --------------   -------------
       Other (Attach List)                                                                                         $0
                                        --------------- --------------- --------------- --------------   -------------
TOTAL FEDERAL TAXES                                 $0               $0              $0            $0              $0
                                        --------------- --------------- --------------- --------------   -------------
STATE AND LOCAL
       Income Tax Withholding                                                                                      $0
                                        --------------- --------------- --------------- --------------   -------------
       Unemployment (UT)                                                                                           $0
                                        --------------- --------------- --------------- --------------   -------------
       Disability Insurance (DI)                                                                                   $0
                                        --------------- --------------- --------------- --------------   -------------
       Empl. Training Tax (ETT)                                                                                    $0
                                        --------------- --------------- --------------- --------------   -------------
       Sales                                        $0               $2                                            $2
                                        --------------- --------------- --------------- --------------   -------------
       Excise                                                                                                      $0
                                        --------------- --------------- --------------- --------------   -------------
       Real property                                                                                               $0
                                        --------------- --------------- --------------- --------------   -------------
       Personal property                                                                                           $0
                                        --------------- --------------- --------------- --------------   -------------
       Income                                                                                                      $0
                                        --------------- --------------- --------------- --------------   -------------
       Other (Attach List)                                                                                         $0
                                        --------------- --------------- --------------- --------------   -------------
TOTAL STATE & LOCAL TAXES                           $0               $2              $0            $0              $2
                                        --------------- --------------- --------------- --------------   -------------
TOTAL TAXES                                         $0               $2              $0            $0              $2
                                        =============== =============== =============== ==============   =============

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                           CLAIMED        ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                               AMOUNT (2)     AMOUNT (3)
                                                                          ----------     ----------
       Secured claims  (1)                                                          $0            $0
                                                                        -------------- --------------
       Priority claims other than taxes                                     $3,479,078        $2,973
                                                                        -------------- --------------
       Priority tax claims                                                          $0       $81,982
                                                                        -------------- --------------
       General unsecured claims                                            $39,353,556    $6,128,130
                                                                        -------------- --------------

(1)   The Debtor does not have any secured liabilities.

(2) The above amount represents the total amount of claims filed in the Debtor's Schedule of Assets and Liabilities (SoAL).

(3) The total represents the Debtor's balances recorded in accordance with GAAP as of June 30, 2002. This amount does not included any contingent, unliquidated, or disputed claims that were either originally scheduled by the Debtor or filed as a claim by Creditors. The primary difference between the claimed & allowed amount reported herein is the potential News Corporation Limited claim of approximately $29.4 million and Management's change of control claim of approximately $2.8 million. In June 2002, the Debtor recognized that certain pre-petition liabilities for business expenses incurred by its employees and charged to the employee's American Express card, which were originally thought to be the liabilities of the individual employees, are liabilities of the Debtor's estate. As such, the Debtor has increase the pre-petition general unsecured claims amount by $2,775.78 to recognize these liabilities.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                               ACCOUNT 1         ACCOUNT 2       ACCOUNT 3      ACCOUNT 4       ACCOUNT 5         ACCOUNT 6
                               ---------         ---------       ---------      ---------       ---------         ---------
Bank                        Silicon Valley   Silicon Valley   Silicon Valley  Silicon Valley  Wells Fargo     American Express
                            ---------------  ---------------- --------------- -------------   -------------   ----------------
Account Type                Chapter 11 - DIP   Investment       Restricted         CD         Merchant Bank    Merchant Bank
                            ---------------  ---------------- --------------- -------------   -------------   ----------------
Account No.                   3300271245       3300271245       3300346325     8800050262
                            ---------------  ---------------- --------------- -------------   -------------   ----------------
Account Purpose             General Banking  General Banking  General Banking     (a)             (b)               (c)
                            ---------------  ---------------- --------------- -------------   -------------   ----------------
Balance, End of Month          $171,285        $7,401,166        $136,372       $22,000         $921,287         $461,926
                            ---------------  ---------------- --------------- -------------   -------------   ----------------
Total Funds on Hand for
all Accounts                  $9,114,037
                            ===============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

(a) Restricted cash - Certificate of Deposit for the California State Board of Equalization.

(b) This is a reserve account established by Wells Fargo Bank, which is held in a certificate of deposit in the Debtor's name. Funds are held by Wells Fargo as security for the Debtor's chargeback liability.

(c) This is a reserve account established by American Express, which is held in a certificate of deposit in the Debtor's name. Funds are held by American Express as security for the Debtor's chargeback liability.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 06/30/02

                                                                                    Actual                   Cumulative
                                                                                 Current Month              (Case to Date)
                                                                               -------------------        ------------------
    CASH RECEIPTS
1         Rent/Leases Collected                                                                $0                        $0
                                                                               -------------------        ------------------
2         Cash Received from Sales                                                           $784                $1,746,980
                                                                               -------------------        ------------------
3         Interest Received                                                                $9,035                   $53,717
                                                                               -------------------        ------------------
4         Borrowings                                                                           $0                        $0
                                                                               -------------------        ------------------
5         Funds from Shareholders, Partners, or Other Insiders                                 $0                        $0
                                                                               -------------------        ------------------
6         Capital Contributions                                                                $0                        $0
                                                                               -------------------        ------------------
7         Other: Net Proceeds from Earthlink for Asset Purchase & Transition Services    $360,881                $2,955,559
          --------------------------------------------------------             -------------------        ------------------
8                Net Proceeds from equipment auction--DoveBid                                                      $263,587
          --------------------------------------------------------             -------------------        ------------------
9                Net Proceeds from equipment auction--One Workplace                                                $127,740
          --------------------------------------------------------             -------------------        ------------------
10               Refund from Certicom                                                                               $37,391
          --------------------------------------------------------             -------------------        ------------------
11               Net Proceeds from Sale of PT Cruiser                                     $16,500                   $16,500
          --------------------------------------------------------             -------------------        ------------------
12                                                                                       $387,200                $5,201,474
                                                                               -------------------        ------------------
    CASH DISBURSEMENTS
13        Payments for Inventory                                                               $0                        $0
                                                                               -------------------        ------------------
14        Selling                                                                              $0                   $79,461
                                                                               -------------------        ------------------
15        Administrative                                                                   $5,182                  $342,504
                                                                               -------------------        ------------------
16        Capital Expenditures                                                                 $0                        $0
                                                                               -------------------        ------------------
17        Principal Payments on Debt                                                           $0                        $0
                                                                               -------------------        ------------------
18        Interest Paid                                                                        $0                        $0
                                                                               -------------------        ------------------
          Rent/Lease:
19               Personal Property                                                             $0                    $4,512
                                                                               -------------------        ------------------
20               Real Property                                                                 $0                  $167,244
                                                                               -------------------        ------------------
          Amount Paid to Owner(s)/Officer(s)
21               Salaries                                                                 $41,667                  $334,378
                                                                               -------------------        ------------------
22               Draws                                                                         $0                        $0
                                                                               -------------------        ------------------
23               Commissions/Royalties                                                         $0                        $0
                                                                               -------------------        ------------------
24               Expense Reimbursements                                                        $0                   $32,086
                                                                               -------------------        ------------------
25               Other                                                                         $0                        $0
                                                                               -------------------        ------------------
26        Salaries/Commissions (less employee withholding)                                $32,094                  $724,405
                                                                               -------------------        ------------------
27        Management Fees                                                                      $0                        $0
                                                                               -------------------        ------------------
          Taxes:
28               Employee Withholding                                                          $0                        $0
                                                                               -------------------        ------------------
29               Employer Payroll Taxes                                                        $0                        $0
                                                                               -------------------        ------------------
30               Real Property Taxes                                                           $0                        $0
                                                                               -------------------        ------------------
31               Other Taxes                                                                                        $46,507
                                                                               -------------------        ------------------
32        Other Cash Outflows:
                                                                               -------------------        ------------------
33               Bank Fees                                                                   $125                      $786
                 -------------------------------------------------             -------------------        ------------------
34               Customer Chargebacks on Credit Card Transactions                           ($480)                 $149,464
                 -------------------------------------------------             -------------------        ------------------
35               Payments for Cost of Providing Services                                       $0                $1,112,346
                 -------------------------------------------------             -------------------        ------------------
36               Payments for Professional Services in Connection with Chp 11 Case       $602,222                  $668,219
                 -------------------------------------------------             -------------------        ------------------
37               Payments to U.S. Trustee                                                      $0                   $10,750
                 -------------------------------------------------             -------------------        ------------------
                 Payments to OmniSky Israel for work done on behalf of OmniSky US              $0                   $80,000
                 -------------------------------------------------             -------------------        ------------------
                 Payments for Approved Executory Contract Cure Amounts                         $0                $1,779,339
                 -------------------------------------------------             -------------------        ------------------
                 Payments to Outside Engineering Consultants                                   $0                   $29,726
                 -------------------------------------------------             -------------------        ------------------
                 Nomad IQ Legal Services Retainer                                              $0                  $250,000
                 -------------------------------------------------             -------------------        ------------------

                                                                               -------------------        ------------------
38               TOTAL CASH DISBURSEMENTS:                                               $680,811                $5,811,728
                                                                               -------------------        ------------------
39  NET INCREASE (DECREASE) IN CASH                                                     ($293,610)                ($610,253)
                                                                               -------------------        ------------------
40  CASH BALANCE, BEGINNING OF PERIOD                                                  $9,407,647                $9,724,289
                                                                               -------------------        ------------------
41  CASH BALANCE, END OF PERIOD                                                        $9,114,037                $9,114,037
                                                                               ===================        ==================

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 06/30/02

                                                                                              ACTUAL             CUMULATIVE
     CASH FLOWS FROM OPERATING ACTIVITIES                                                  CURRENT MONTH        (CASE TO DATE)
                                                                                           -------------        --------------
1         Cash Received from Sales                                                                      $784          $1,746,980
                                                                                         --------------------  ------------------
2         Rent/Leases Collected                                                                           $0                  $0
                                                                                         --------------------  ------------------
3         Interest Received                                                                               $0                  $0
                                                                                         --------------------  ------------------
4         Cash Paid to Suppliers                                                                          $0          $1,112,345
                                                                                         --------------------  ------------------
5         Cash Paid for Selling Expenses                                                                  $0             $79,461
                                                                                         --------------------  ------------------
6         Cash Paid for Administrative Expenses                                                       $5,182            $342,504
                                                                                         --------------------  ------------------
          Cash Paid for Rents/Leases:
7            Personal Property                                                                            $0              $4,512
                                                                                         --------------------  ------------------
8            Real Property                                                                                $0            $167,244
                                                                                         --------------------  ------------------
9         Cash Paid for Interest                                                                          $0                  $0
                                                                                         --------------------  ------------------
10        Cash Paid for Net Payroll and Benefits                                                     $32,094            $724,405
                                                                                         --------------------  ------------------
          Cash Paid to Owner(s)/Officer(s)
11           Salaries                                                                                $41,667            $334,378
                                                                                         --------------------  ------------------
12           Draws                                                                                        $0                  $0
                                                                                         --------------------  ------------------
13           Commissions/Royalties                                                                        $0                  $0
                                                                                         --------------------  ------------------
14           Expense Reimbursements                                                                       $0             $32,086
                                                                                         --------------------  ------------------
15           Other                                                                                        $0                  $0
                                                                                         --------------------  ------------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
16           Employer Payroll Tax                                                                         $0                  $0
                                                                                         --------------------  ------------------
17           Employee Withholdings                                                                        $0                  $0
                                                                                         --------------------  ------------------
18           Real Property Taxes                                                                          $0                  $0
                                                                                         --------------------  ------------------
19           Other Taxes                                                                                  $0             $46,507
                                                                                         --------------------  ------------------
20        Cash Paid for General Expenses
                                                                                         --------------------  ------------------
21           Bank Fees                                                                                  $125                $786
          --------------------------------------------------------------------           --------------------  ------------------
22           Customer Chargebacks on Credit Card Transactions                                          ($480)           $149,464
          --------------------------------------------------------------------           --------------------  ------------------
23           Cash Receipts of refund from Certicom (1)                                                    $0             $42,609
          --------------------------------------------------------------------           --------------------  ------------------
24           Payments to Outside Engineering Consultants                                                  $0             $29,726
          --------------------------------------------------------------------           --------------------  ------------------
25           Payments for Approved Executory Contract Cure Amounts                                        $0          $1,779,340
          --------------------------------------------------------------------           --------------------  ------------------
26           Nomad IQ Legal Services Retainer                                                             $0            $250,000
          --------------------------------------------------------------------           --------------------  ------------------
27           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS           ($77,805)        ($3,348,388)
                                                                                         --------------------  ------------------
     CASH FLOWS FROM REORGANIZATION ITEMS

28        Interest Received on Cash Accumulated Due to Chp 11 Case                                    $9,035             $53,717
                                                                                         --------------------  ------------------
29        Professional Fees Paid for Services in Connection with Chp 11 Case                        $602,222            $668,219
                                                                                         --------------------  ------------------
30        U.S. Trustee Quarterly Fees                                                                     $0             $10,750
                                                                                         --------------------  ------------------
31        Cash Receipts due to sale of equipment from DoveBid, One Workplace & Earthlink (2)       ($360,881)          ($769,498)
          --------------------------------------------------------------------           --------------------  ------------------
32           Net Cash Provided (Used) by Reorganization Items                                      ($232,306)           $144,246
                                                                                         --------------------  ------------------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                    ($310,111)        ($3,204,142)
                                                                                         --------------------  ------------------
     CASH FLOWS FROM INVESTING ACTIVITIES
34        Capital Expenditures                                                                            $0                  $0
                                                                                         --------------------  ------------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case                (3)                 $16,500          $2,593,888
                                                                                         --------------------  ------------------
36
          --------------------------------------------------------------------           --------------------  ------------------
37           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                        $16,500          $2,593,888
                                                                                         --------------------  ------------------
     CASH FLOWS FROM FINANCING ACTIVITIES
38        Net Borrowings (Except Insiders)                                                                $0                  $0
                                                                                         --------------------  ------------------
39        Net Borrowings from Shareholders, Partners, or Other Insiders                                   $0                  $0
                                                                                         --------------------  ------------------
40        Capital Contributions                                                                           $0                  $0
                                                                                         --------------------  ------------------
41        Principal Payments                                                                              $0                  $0
                                                                                         --------------------  ------------------
42
          --------------------------------------------------------------------           --------------------  ------------------
43           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                             $0                  $0
                                                                                         --------------------  ------------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                          ($293,611)          ($610,254)
                                                                                         --------------------  ------------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                             $9,407,647          $9,724,289
                                                                                         --------------------  ------------------
46   CASH AND CASH EQUIVALENTS AT END OF PERIOD                                                   $9,114,037          $9,114,035
                                                                                         ====================  ==================

(1) Due to the formulas of this document, this entry is recorded as a negative value. The $37,391.39 recorded represents an increase in cash to the Estate.

(2) Due to the formulas of this document, this entry is recorded as a negative value. The $408,617 recorded represents an increase in cash to the Estate.

(3)   Represents cash received from Debtor's automobile.

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  NomadIQ, Inc.                    CASE NO.          01-33128 (DM)
                                                     --------------------------

                                         CHAPTER 11
                                         MONTHLY OPERATING REPORT
                                         (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

  MONTH ENDED:   June 02                           PETITION DATE:   12/10/01

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in $1

2. ASSET AND LIABILITY STRUCTURE                                 END OF CURRENT MONTH   END OF PRIOR MONTH  AS OF PETITION FILING
                                                                 --------------------   ------------------  ---------------------
   a.  Current Assets                                                            $0                   $0
                                                                   -----------------      ---------------
   b.  Total Assets                                                              $0                   $0                   $0
                                                                   -----------------      ---------------     ----------------
   c.  Current Liabilities                                                       $0                   $0
                                                                   -----------------      ---------------
   d.  Total Liabilities                                                         $0                   $0                   $0
                                                                   -----------------      ---------------     ----------------

3. STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH              CURRENT MONTH          PRIOR MONTH   CUMULATIVE (CASE TO DATE)
                                                                     -------------          -----------   -------------------------

   a.  Total Receipts                                                            $0                   $0                   $0
                                                                   -----------------      ---------------     ----------------
   b.  Total Disbursements                                                       $0                   $0                   $0
                                                                   -----------------      ---------------     ----------------
   c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                $0                   $0                   $0
                                                                   -----------------      ---------------     ----------------
   d.  Cash Balance Beginning of Month                                           $0                   $0                   $0
                                                                   -----------------      ---------------     ----------------
   e.  Cash Balance End of Month (c + d)                                         $0                   $0                   $0
                                                                   -----------------      ---------------     ----------------

                                                                     CURRENT MONTH          PRIOR MONTH   CUMULATIVE (CASE TO DATE)
                                                                     -------------          -----------   -------------------------
4. PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                $0                   $0                   $0
                                                                   -----------------      ---------------     ----------------
5. ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                   $0                   $0
                                                                   -----------------      ---------------
6. POST-PETITION LIABILITIES                                                     $0                   $0
                                                                   -----------------      ---------------
7. PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                        $0                   $0
                                                                   -----------------      ---------------

AT THE END OF THIS REPORTING MONTH:                                                                     YES             NO
                                                                                                        ---             --
8.       Have any payments been made on pre-petition debt, other than payments in the normal                             X
         course to secured creditors or lessors? (if yes, attach listing including date of          ------------    -----------
         payment, amount of payment and name of payee)

9.       Have any payments been made to professionals?  (if yes, attach listing including date of                        X
         payment, amount of payment and name of payee)                                               ------------    -----------

10.      If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                     ------------    -----------

11.      Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                           X
         attach listing including date of payment, amount and reason for payment, and name of payee) ------------    -----------

12.      Is the estate insured for replacement cost of assets and for general liability?                  X
                                                                                                     ------------    -----------

13.      Are a plan and disclosure statement on file?                                                     X
                                                                                                     ------------    -----------

14.      Was there any post-petition borrowing during this reporting period?                                             X
                                                                                                     ------------    -----------

15. Check if paid: Post-petition taxes     ; U.S. Trustee Quarterly Fees   X  ;
                                       ----                               ------
Check if filing is current for: Post-petition tax reporting and tax returns: X .
                                                                            ----

(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 7/22/02                             /s/ Michael Malesardi
      ----------------                    ------------------------------
                                          Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 06/30/02


              CURRENT MONTH
-------------------------------------------                                                                CUMULATIVE   NEXT MONTH
ACTUAL         FORECAST            VARIANCE                                                               (CASE TO DATE)  FORECAST
------         --------            --------                                                               --------------  --------
                                                                REVENUES:
   $0                                  $0    1   Gross Sales                                                       $0
------   ----------------------    -------                                                                    --------    ------
   $0                                  $0    2   less: Sales Returns & Allowances                                  $0
------   ----------------------    -------                                                                    --------    ------
   $0                       $0         $0    3   Net Sales                                                         $0        $0
------   ----------------------    -------                                                                    --------    ------
   $0                                  $0    4   less: Cost of Goods Sold             (Schedule 'B')               $0
------   ----------------------    -------                                                                    --------    ------
   $0                       $0         $0    5   Gross Profit                                                      $0        $0
------   ----------------------    -------                                                                    --------    ------
   $0                                  $0    6   Interest                                                          $0
------   ----------------------    -------                                                                    --------    ------
   $0                                  $0    7   Other Income:                                                     $0
------   ----------------------    -------                             -----------------------------------    --------    ------
   $0                                  $0    8                                                                     $0
------   ----------------------    -------     -----------------------------------------------------------    --------    ------
   $0                                  $0    9                                                                     $0
------   ----------------------    -------     -----------------------------------------------------------    --------    ------
   $0                       $0         $0   10       TOTAL REVENUES                                                $0        $0
------   ----------------------    -------                                                                    --------    ------
                                               EXPENSES:
   $0                                  $0   11   Compensation to Owner(s)/Officer(s)                               $0
------   ----------------------    -------                                                                    --------    ------
   $0                                  $0   12   Salaries                                                          $0
------   ----------------------    -------                                                                    --------    ------
   $0                                  $0   13   Commissions                                                       $0
------   ----------------------    -------                                                                    --------    ------
   $0                                  $0   14   Contract Labor                                                    $0
------   ----------------------    -------       Rent/Lease:                                                  --------    ------
   $0                                  $0   15       Personal Property                                             $0
------   ----------------------    -------                                                                    --------    ------
   $0                                  $0   16       Real Property                                                 $0
------   ----------------------    -------                                                                    --------    ------
   $0                                  $0   17   Insurance                                                         $0
------   ----------------------    -------                                                                    --------    ------
   $0                                  $0   18   Management Fees                                                   $0
------   ----------------------    -------                                                                    --------    ------
   $0                                  $0   19   Depreciation                                                      $0
------   ----------------------    -------       Taxes:                                                       --------    ------
   $0                                  $0   20       Employer Payroll Taxes                                        $0
------   ----------------------    -------                                                                    --------    ------
   $0                                  $0   21       Real Property Taxes                                           $0
------   ----------------------    -------                                                                    --------    ------
   $0                                  $0   22       Other Taxes                                                   $0
------   ----------------------    -------                                                                    --------    ------
   $0                                  $0   23   Other Selling                                                     $0
------   ----------------------    -------                                                                    --------    ------
   $0                                  $0   24   Other Administrative                                              $0
------   ----------------------    -------                                                                    --------    ------
   $0                                  $0   25   Interest                                                          $0
------   ----------------------    -------                                                                    --------    ------
   $0                                  $0   26   Other Expenses:                                                   $0
------   ----------------------    -------                             -----------------------------------    --------    ------
                                       $0   27
------   ----------------------    -------     -----------------------------------------------------------    --------    ------
                                       $0   28
------   ----------------------    -------     -----------------------------------------------------------    --------    ------
                                       $0   29
------   ----------------------    -------     -----------------------------------------------------------    --------    ------
                                       $0   30
------   ----------------------    -------     -----------------------------------------------------------    --------    ------
                                       $0   31
------   ----------------------    -------     -----------------------------------------------------------    --------    ------
                                       $0   32
------   ----------------------    -------     -----------------------------------------------------------    --------    ------
                                       $0   33
------   ----------------------    -------     -----------------------------------------------------------    --------    ------
                                       $0   34
------   ----------------------    -------     -----------------------------------------------------------    --------    ------
   $0                       $0         $0   35       TOTAL EXPENSES                                                $0        $0
------   ----------------------    -------                                                                    --------    ------
   $0                       $0         $0   36   SUBTOTAL                                                          $0        $0
------   ----------------------    -------                                                                    --------    ------
                                                REORGANIZATION ITEMS:
   $0                                  $0   37   Professional Fees                                                 $0
------   ----------------------    -------                                                                    --------    ------
   $0                                  $0   38   Provisions for Rejected Executory Contracts                       $0
------   ----------------------    -------                                                                    --------    ------
   $0                                  $0   39   Interest Earned on Accumulated Cash from                          $0
------   ----------------------    -------       Resulting Chp 11 Case                                        --------    ------
   $0                                  $0   40   Gain or (Loss) from Sale of Equipment                             $0
------   ----------------------    -------                                                                    --------    ------
   $0                                  $0   41   U.S. Trustee Quarterly Fees                                       $0
------   ----------------------    -------                                                                    --------    ------
   $0                                  $0   42                                                                     $0
------   ----------------------    -------     -----------------------------------------------------------    --------    ------
   $0                       $0         $0   43        TOTAL REORGANIZATION ITEMS                                   $0        $0
------   ----------------------    -------                                                                    --------    ------
   $0                       $0         $0   44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                     $0        $0
------   ----------------------    -------                                                                    --------    ------
   $0                                  $0   45  Federal & State Income Taxes                                      $0
------   ----------------------    -------                                                                    --------    ------
   $0                       $0         $0   46 NET PROFIT (LOSS)                                                   $0        $0
======   ======================    =======                                                                    ========    ======

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 06/30/02


    ASSETS
                                                                               FROM SCHEDULES                 MARKET VALUE
                                                                               --------------                 ------------
    CURRENT ASSETS
 1        Cash and cash equivalents - unrestricted                                                                               $0
                                                                                                    --------------------------------
 2        Cash and cash equivalents - restricted                                                                                 $0
                                                                                                    --------------------------------
 3        Accounts receivable (net)                                                  A                                           $0
                                                                                                    --------------------------------
 4        Inventory                                                                  B                                           $0
                                                                                                    --------------------------------
 5        Prepaid expenses                                                                                                       $0
                                                                                                    --------------------------------
 6        Professional retainers                                                                                                 $0
                                                                                                    --------------------------------
 7        Other:                                                                                                                 $0
                    ---------------------------------------------------------------                 --------------------------------
 8
          -------------------------------------------------------------------------                 --------------------------------
 9                  TOTAL CURRENT ASSETS                                                                                         $0
                                                                                                    --------------------------------
    PROPERTY AND EQUIPMENT (MARKET VALUE)
10        Real property                                                              C                                           $0
                                                                                                    --------------------------------
11        Machinery and equipment                                                    D                                           $0
                                                                                                    --------------------------------
12        Furniture and fixtures                                                     D                                           $0
                                                                                                    --------------------------------
13        Office equipment                                                           D                                           $0
                                                                                                    --------------------------------
14        Leasehold improvements                                                     D                                           $0
                                                                                                    --------------------------------
15        Vehicles                                                                   D                                           $0
                                                                                                    --------------------------------
16        Other:                                                                     D
                    ---------------------------------------------------------------                 --------------------------------
17                                                                                   D
          -------------------------------------------------------------------------                 --------------------------------
18                                                                                   D
          -------------------------------------------------------------------------                 --------------------------------
19                                                                                   D
          -------------------------------------------------------------------------                 --------------------------------
20                                                                                   D
          -------------------------------------------------------------------------                 --------------------------------
21                  TOTAL PROPERTY AND EQUIPMENT                                                                                 $0
                                                                                                    --------------------------------
    OTHER ASSETS
22        Loans to shareholders                                                                                                  $0
                                                                                                    --------------------------------
23        Loans to affiliates                                                                                                    $0
                                                                                                    --------------------------------
24
          -------------------------------------------------------------------------                 --------------------------------
25
          -------------------------------------------------------------------------                 --------------------------------
26
          -------------------------------------------------------------------------                 --------------------------------
27
          -------------------------------------------------------------------------                 --------------------------------
28                  TOTAL OTHER ASSETS                                                                                           $0
                                                                                                    --------------------------------
29                  TOTAL ASSETS                                                                                                 $0
                                                                                                    ================================

    NOTE:
            Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

LIABILITIES FROM SCHEDULES

     POST-PETITION

           CURRENT LIABILITIES

30                        Salaries and wages                                                                                    $0
                                                                                                                        -----------
31                        Payroll taxes                                                                                         $0
                                                                                                                        -----------
32                        Real and personal property taxes                                                                      $0
                                                                                                                        -----------
33                        Income taxes                                                                                          $0
                                                                                                                        -----------
34                        Sales taxes                                                                                           $0
                                                                                                                        -----------
35                        Notes payable (short term)                                                                            $0
                                                                                                                        -----------
36                        Accounts payable (trade)                                                   A                          $0
                                                                                                                        -----------
37                        Real property lease arrearage                                                                         $0
                                                                                                                        -----------
38                        Personal property lease arrearage                                                                     $0
                                                                                                                        -----------
39                        Accrued professional fees                                                                             $0
                                                                                                                        -----------
40                        Current portion of long-term post-petition debt (due within 12 months)                                $0
                                                                                                                        -----------
41                        Other:                                                                                                $0
                                      ---------------------------------------------------                               -----------
42
                          ---------------------------------------------------------------                               -----------
43
                          ---------------------------------------------------------------                               -----------
44                        TOTAL CURRENT LIABILITIES                                                                             $0
                                                                                                                        -----------
45              LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                                        -----------
46                        TOTAL POST-PETITION LIABILITIES                                                                       $0
                                                                                                                        -----------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47                        Secured claims                                                             F                          $0
                                                                                                                        -----------
48                        Priority unsecured claims                                                  F                          $0
                                                                                                                        -----------
49                        General unsecured claims                                                   F                          $0
                                                                                                                        -----------
50                        TOTAL PRE-PETITION LIABILITIES                                                                        $0
                                                                                                                        -----------
51                        TOTAL LIABILITIES                                                                                     $0
                                                                                                                        -----------
    EQUITY (DEFICIT)
52              Retained Earnings/(Deficit) at time of filing                                                                   $0
                                                                                                                        -----------
53              Capital Stock                                                                                                   $0
                                                                                                                        -----------
54              Additional paid-in capital                                                                                      $0
                                                                                                                        -----------
55              Cumulative profit/(loss) since filing of case                                                                   $0
                                                                                                                        -----------
56              Post-petition contributions/(distributions) or (draws)                                                          $0
                                                                                                                        -----------
57
                          ---------------------------------------------------------------                               -----------
58              Market value adjustment                                                                                         $0
                                                                                                                        -----------
59                        TOTAL EQUITY (DEFICIT)                                                                                $0
                                                                                                                        -----------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                                      $0
                                                                                                                        ===========

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                           ACCOUNTS RECEIVABLE          ACCOUNTS PAYABLE            PAST DUE
RECEIVABLES AND PAYABLES AGINGS                          [PRE AND POST PETITION]         [POST PETITION]        POST PETITION DEBT
                                                     ------------------------------- -----------------------   --------------------
     0 -30 Days                                                                  $0                      $0
                                                     ------------------------------- -----------------------
     31-60 Days                                                                  $0                      $0
                                                     ------------------------------- -----------------------
     61-90 Days                                                                  $0                      $0                      $0
                                                     ------------------------------- -----------------------   --------------------
     91+ Days                                                                    $0                      $0
                                                     ------------------------------- -----------------------
     Total accounts receivable/payable                                           $0                      $0
                                                     ------------------------------- =======================
     Allowance for doubtful accounts
                                                     -------------------------------
     Accounts receivable (net)                                                   $0
                                                     ===============================


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                      COST OF GOODS SOLD
----------------------------------                                      ------------------
                                           INVENTORY(IES)
                                             BALANCE AT
                                            END OF MONTH                INVENTORY BEGINNING OF MONTH
                                            ------------                                            --------------------------
                                                                        Add -
 Retail/Restaurants -                                                     Net purchase
                                                                                                    --------------------------
   Product for resale                                                     Direct labor
                              -----------------------------------                                   --------------------------
                                                                          Manufacturing overhead
                                                                                                    --------------------------
 Distribution -                                                           Freight in
                                                                                                    --------------------------
   Products for resale                                                    Other:
                              -----------------------------------                                   --------------------------

                                                                        --------------------------  --------------------------
 Manufacturer -
                                                                        --------------------------  --------------------------
   Raw Materials
                              -----------------------------------
   Work-in-progress                                                     Less -
                              -----------------------------------
   Finished goods                                                         Inventory End of Month
                              -----------------------------------                                   --------------------------
                                                                          Shrinkage
                                                                                                    --------------------------
 Other - Explain                                                          Personal Use
                              -----------------------------------                                   --------------------------

 -----------------------------
                                                                        Cost of Goods Sold                                 $0
 -----------------------------                                                                      ==========================
     TOTAL                                                    $0
                              ===================================

 METHOD OF INVENTORY CONTROL                                            INVENTORY VALUATION METHODS
 Do you have a functioning perpetual inventory system?                  Indicate by a checkmark method of inventory used.
       Yes                    No
           ------                --------
 How often do you take a complete physical inventory?                   Valuation methods -
                                                                          FIFO cost
                                                                                                    ---
   Weekly                                                                 LIFO cost
                              ---------                                                             ---
   Monthly                                                                Lower of cost or market
                              ---------                                                             ---
   Quarterly                                                              Retail method
                              ---------                                                             ---
   Semi-annually                                                          Other
                              ---------                                                             ---
   Annually                                                                 Explain
                              ---------
Date of last physical inventory was
                                    ---------------------               -------------------------------------------------

                                                                        -------------------------------------------------
Date of next physical inventory is
                                    ---------------------               -------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                              COST                     MARKET VALUE
                                                                                         ----                     ------------
        --------------------------------------------                            ------------------------     ----------------------

        --------------------------------------------                            ------------------------     ----------------------

        --------------------------------------------                            ------------------------     ----------------------

        --------------------------------------------                            ------------------------     ----------------------

        --------------------------------------------                            ------------------------     ----------------------

        --------------------------------------------                            ------------------------     ----------------------
        Total                                                                                        $0                         $0
                                                                                ========================     ======================


                                SCHEDULE D
                         OTHER DEPRECIABLE ASSETS

Description                                                                              COST                    MARKET VALUE
                                                                                         ----                    ------------
Machinery & Equipment -

        --------------------------------------------                            ------------------------     ----------------------

        --------------------------------------------                            ------------------------     ----------------------

        --------------------------------------------                            ------------------------     ----------------------

        --------------------------------------------                            ------------------------     ----------------------
        Total                                                                                        $0                         $0
                                                                                ========================     ======================
Furniture & Fixtures -

        --------------------------------------------                            ------------------------     ----------------------

        --------------------------------------------                            ------------------------     ----------------------

        --------------------------------------------                            ------------------------     ----------------------

        --------------------------------------------                            ------------------------     ----------------------
        Total                                                                                        $0                         $0
                                                                                ========================     ======================
Office Equipment -

        --------------------------------------------                            ------------------------     ----------------------

        --------------------------------------------                            ------------------------     ----------------------

        --------------------------------------------                            ------------------------     ----------------------
        Total                                                                                        $0                         $0
                                                                                ========================     ======================
Leasehold Improvements -

        --------------------------------------------                            ------------------------     ----------------------

        --------------------------------------------                            ------------------------     ----------------------

        --------------------------------------------                            ------------------------     ----------------------

        --------------------------------------------                            ------------------------     ----------------------
        Total                                                                                        $0                         $0
                                                                                ========================     ======================
Vehicles -

        --------------------------------------------                            ------------------------     ----------------------

        --------------------------------------------                            ------------------------     ----------------------

        --------------------------------------------                            ------------------------     ----------------------

        --------------------------------------------                            ------------------------     ----------------------
        Total                                                                                        $0                         $0
                                                                                ========================     ======================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                            0-30 DAYS          31-60 DAYS         61-90 DAYS        91+ DAYS            TOTAL
                                         ---------          ----------         ----------        --------            -----
FEDERAL
         Income Tax Withholding                                                                                                $0
                                     -----------------  ------------------ ------------------ ---------------  -------------------
         FICA - Employee                                                                                                       $0
                                     -----------------  ------------------ ------------------ ---------------  -------------------
         FICA - Employer                                                                                                       $0
                                     -----------------  ------------------ ------------------ ---------------  -------------------
         Unemployment (FUTA)                                                                                                   $0
                                     -----------------  ------------------ ------------------ ---------------  -------------------
         Income                                                                                                                $0
                                     -----------------  ------------------ ------------------ ---------------  -------------------
         Other (Attach List)                                                                                                   $0
                                     -----------------  ------------------ ------------------ ---------------  -------------------
TOTAL FEDERAL TAXES                                $0                  $0                 $0              $0                   $0
                                     -----------------  ------------------ ------------------ ---------------  -------------------
STATE AND LOCAL
         Income Tax Withholding                                                                                                $0
                                     -----------------  ------------------ ------------------ ---------------  -------------------
         Unemployment (UT)                                                                                                     $0
                                     -----------------  ------------------ ------------------ ---------------  -------------------
         Disability Insurance (DI)                                                                                             $0
                                     -----------------  ------------------ ------------------ ---------------  -------------------
         Empl. Training Tax (ETT)                                                                                              $0
                                     -----------------  ------------------ ------------------ ---------------  -------------------
         Sales                                                                                                                 $0
                                     -----------------  ------------------ ------------------ ---------------  -------------------
         Excise                                                                                                                $0
                                     -----------------  ------------------ ------------------ ---------------  -------------------
         Real property                                                                                                         $0
                                     -----------------  ------------------ ------------------ ---------------  -------------------
         Personal property                                                                                                     $0
                                     -----------------  ------------------ ------------------ ---------------  -------------------
         Income                                                                                                                $0
                                     -----------------  ------------------ ------------------ ---------------  -------------------
         Other (Attach List)                                                                                                   $0
                                     -----------------  ------------------ ------------------ ---------------  -------------------
TOTAL STATE & LOCAL TAXES                          $0                  $0                 $0              $0                   $0
                                     -----------------  ------------------ ------------------ ---------------  -------------------
TOTAL TAXES                                        $0                  $0                 $0              $0                   $0
                                     =================  ================== ================== ===============  ===================

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                               CLAIMED              ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                     AMOUNT             AMOUNT (b)
-------------------------------------------                     ------             ----------
         Secured claims  (a)                                              $0                 $0
                                                         -------------------- ------------------
         Priority claims other than taxes                                 $0                 $0
                                                         -------------------- ------------------
         Priority tax claims                                              $0                 $0
                                                         -------------------- ------------------
         General unsecured claims                                         $0                 $0
                                                         -------------------- ------------------

(a)   List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                               ACCOUNT 1             ACCOUNT 2             ACCOUNT 3           ACCOUNT 4
                                               ---------             ---------             ---------           ---------
Bank
                                          --------------------  --------------------- -------------------- ------------------
Account Type
                                          --------------------  --------------------- -------------------- ------------------
Account No.
                                          --------------------  --------------------- -------------------- ------------------
Account Purpose
                                          --------------------  --------------------- -------------------- ------------------
Balance, End of Month
                                          --------------------  --------------------- -------------------- ------------------
Total Funds on Hand for all Accounts                       $0
                                          ====================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED   06/30/02
                                              ------------

                                                                                      Actual                   Cumulative
                                                                                  Current Month              (Case to Date)
                                                                                  -------------              --------------
     CASH RECEIPTS
1         Rent/Leases Collected
                                                                             -----------------------       ----------------------
2         Cash Received from Sales
                                                                             -----------------------       ----------------------
3         Interest Received
                                                                             -----------------------       ----------------------
4         Borrowings
                                                                             -----------------------       ----------------------
5         Funds from Shareholders, Partners, or Other Insiders
                                                                             -----------------------       ----------------------
6         Capital Contributions
                                                                             -----------------------       ----------------------
7
          ----------------------------------------------------------         -----------------------       ----------------------
8
          ----------------------------------------------------------         -----------------------       ----------------------
9
          ----------------------------------------------------------         -----------------------       ----------------------
10
          ----------------------------------------------------------         -----------------------       ----------------------
11
          ----------------------------------------------------------         -----------------------       ----------------------

12              TOTAL CASH RECEIPTS                                                              $0                           $0
                                                                             -----------------------       ----------------------
     CASH DISBURSEMENTS
13        Payments for Inventory

                                                                             -----------------------       ----------------------
14        Selling
                                                                             -----------------------       ----------------------
15        Administrative
                                                                             -----------------------       ----------------------
16        Capital Expenditures
                                                                             -----------------------       ----------------------
17        Principal Payments on Debt
                                                                             -----------------------       ----------------------
18        Interest Paid
                                                                             -----------------------       ----------------------
          Rent/Lease:
19              Personal Property
                                                                             -----------------------       ----------------------
20              Real Property
                                                                             -----------------------       ----------------------
          Amount Paid to Owner(s)/Officer(s)
21              Salaries
                                                                             -----------------------       ----------------------
22              Draws
                                                                             -----------------------       ----------------------
23              Commissions/Royalties
                                                                             -----------------------       ----------------------
24              Expense Reimbursements
                                                                             -----------------------       ----------------------
25              Other
                                                                             -----------------------       ----------------------
26        Salaries/Commissions (less employee withholding)
                                                                             -----------------------       ----------------------
27        Management Fees
                                                                             -----------------------       ----------------------
          Taxes:
28              Employee Withholding
                                                                             -----------------------       ----------------------
29              Employer Payroll Taxes
                                                                             -----------------------       ----------------------
30              Real Property Taxes
                                                                             -----------------------       ----------------------
31              Other Taxes
                                                                             -----------------------       ----------------------
32        Other Cash Outflows:
                                                                             -----------------------       ----------------------
33
                ----------------------------------------------------         -----------------------       ----------------------
34
                ----------------------------------------------------         -----------------------       ----------------------
35
                ----------------------------------------------------         -----------------------       ----------------------
36
                ----------------------------------------------------         -----------------------       ----------------------
37
                ----------------------------------------------------         -----------------------       ----------------------

38              TOTAL CASH DISBURSEMENTS:                                                        $0                           $0
                                                                             -----------------------       ----------------------
39   NET INCREASE (DECREASE) IN CASH                                                             $0                           $0
                                                                             -----------------------       ----------------------
40   CASH BALANCE, BEGINNING OF PERIOD
                                                                             -----------------------       ----------------------
41   CASH BALANCE, END OF PERIOD                                                                 $0                           $0
                                                                             =======================       ======================

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED   06/30/02
                                              ------------

     CASH FLOWS FROM OPERATING ACTIVITIES                                                              ACTUAL         CUMULATIVE
                                                                                                   CURRENT MONTH    (CASE TO DATE)
                                                                                                   -------------    --------------
1        Cash Received from Sales
                                                                                                   --------------   --------------
2        Rent/Leases Collected
                                                                                                   --------------   --------------
3        Interest Received
                                                                                                   --------------   --------------
4        Cash Paid to Suppliers
                                                                                                   --------------   --------------
5        Cash Paid for Selling Expenses
                                                                                                   --------------   --------------
6        Cash Paid for Administrative Expenses
                                                                                                   --------------   --------------
         Cash Paid for Rents/Leases:

7            Personal Property
                                                                                                   --------------   --------------
8            Real Property
                                                                                                   --------------   --------------
9        Cash Paid for Interest
                                                                                                   --------------   --------------
10       Cash Paid for Net Payroll and Benefits
                                                                                                   --------------   --------------
         Cash Paid to Owner(s)/Officer(s)

11           Salaries
                                                                                                   --------------   --------------
12           Draws
                                                                                                   --------------   --------------
13           Commissions/Royalties
                                                                                                   --------------   --------------
14           Expense Reimbursements
                                                                                                   --------------   --------------
15           Other
                                                                                                   --------------   --------------
         Cash Paid for Taxes Paid/Deposited to Tax Acct.

16           Employer Payroll Tax
                                                                                                   --------------   --------------
17           Employee Withholdings
                                                                                                   --------------   --------------
18           Real Property Taxes
                                                                                                   --------------   --------------
19           Other Taxes
                                                                                                   --------------   --------------
20       Cash Paid for General Expenses
                                                                                                   --------------   --------------
21
         --------------------------------------------------------------------------------          --------------   --------------
22
         --------------------------------------------------------------------------------          --------------   --------------
23
         --------------------------------------------------------------------------------          --------------   --------------
24
         --------------------------------------------------------------------------------          --------------   --------------
25
         --------------------------------------------------------------------------------          --------------   --------------
26
         --------------------------------------------------------------------------------          --------------   --------------
27         NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                       $0              $0
                                                                                                   --------------   --------------
     CASH FLOWS FROM REORGANIZATION ITEMS

28       Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                                   --------------   --------------
29       Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                                   --------------   --------------
30       U.S. Trustee Quarterly Fees
                                                                                                   --------------   --------------
31
         --------------------------------------------------------------------------------          --------------   --------------
32           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                                 $0              $0
                                                                                                   --------------   --------------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                               $0              $0
                                                                                                   --------------   --------------
     CASH FLOWS FROM INVESTING ACTIVITIES

34       Capital Expenditures
                                                                                                   --------------   --------------
35       Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                                   --------------   --------------
36
         --------------------------------------------------------------------------------          --------------   --------------
37           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                                 $0              $0
                                                                                                   --------------   --------------
     CASH FLOWS FROM FINANCING ACTIVITIES

38       Net Borrowings (Except Insiders)
                                                                                                   --------------   --------------
39       Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                                   --------------   --------------
40       Capital Contributions
                                                                                                   --------------   --------------
41       Principal Payments
                                                                                                   --------------   --------------
42
         --------------------------------------------------------------------------------          --------------   --------------
43           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                                 $0              $0
                                                                                                   --------------   --------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                     $0              $0
                                                                                                   --------------   --------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH
                                                                                                   --------------   --------------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                                                                $0              $0
                                                                                                   ==============   ==============

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA


In re:  Norway Acquisition Corporation       Case No.          01-33127 (DM)
                                                          ----------------------

                                             CHAPTER 11
                                             MONTHLY OPERATING REPORT
                                             (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS


        MONTH ENDED:  June 02                        PETITION DATE:    12/10/01
                     ---------                                        ----------


1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
        Dollars reported in $1

                                                                           END OF CURRENT       END OF PRIOR       AS OF PETITION
2.      ASSET AND LIABILITY STRUCTURE                                           MONTH              MONTH               FILING
                                                                           --------------       ------------       --------------

        a.  Current Assets                                                           $0                 $0
                                                                           --------------       ------------
        b.  Total Assets                                                             $0                 $0                   $0
                                                                           --------------       ------------       --------------
        c.  Current Liabilities                                                      $0                 $0
                                                                           --------------       ------------
        d.  Total Liabilities                                                        $0                 $0                   $0
                                                                           --------------       ------------       --------------

                                                                                                                     CUMULATIVE
3.      STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH               CURRENT MONTH        PRIOR MONTH        (CASE TO DATE)
                                                                           --------------       ------------       --------------
        a.  Total Receipts                                                           $0                 $0                   $0
                                                                           --------------       ------------       --------------
        b.  Total Disbursements                                                      $0                 $0                   $0
                                                                           --------------       ------------       --------------
        c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)               $0                 $0                   $0
                                                                           --------------       ------------       --------------
        d.  Cash Balance Beginning of Month                                          $0                 $0                   $0
                                                                           --------------       ------------       --------------
        e.  Cash Balance End of Month (c + d)                                        $0                 $0                   $0
                                                                           --------------       ------------       --------------

                                                                                                                     CUMULATIVE
                                                                           CURRENT MONTH        PRIOR MONTH        (CASE TO DATE)
                                                                           --------------       ------------       --------------
4.      PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                               $0                 $0                   $0
                                                                           --------------       ------------       --------------
5.      ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                  $0                 $0
                                                                           --------------       ------------
6.      POST-PETITION LIABILITIES                                                    $0                 $0
                                                                           --------------       ------------
7.      PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                       $0                 $0
                                                                           --------------       ------------

AT THE END OF THIS REPORTING MONTH:                                                                   YES                  NO
                                                                                                  ------------       --------------
8.      Have any payments been made on pre-petition debt, other than payments in the normal                                X
        course to secured creditors or lessors? (if yes, attach listing including date of         ------------       --------------
        payment, amount of payment and name of payee)

9.      Have any payments been made to professionals?  (if yes, attach listing including date                              X
        of payment, amount of payment and name of payee)                                          ------------       --------------

10.     If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                  ------------       --------------

11.     Have any payments been made to officers, insiders, shareholders, relatives?                                        X
        (if yes, attach listing including date of payment, amount and reason for payment,         ------------       --------------
        and name of payee)

12.     Is the estate insured for replacement cost of assets and for general liability?                 X
                                                                                                  ------------       --------------
13.     Are a plan and disclosure statement on file?                                                    X
                                                                                                  ------------       --------------
14.     Was there any post-petition borrowing during this reporting period?                                                X
                                                                                                  ------------       --------------

15.     Check if paid: Post-petition taxes       ;
                                            -----
        U.S. Trustee Quarterly Fees   X  ;
                                     ----
        Check if filing is current for: Post-petition tax reporting and
        tax returns:   X  .
                      ----
        (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 7/22/02                      /s/ Michael Malesardi
      ------------------           ---------------------------------------------
                                   Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 06/30/02

           CURRENT MONTH
-----------------------------------                                                              CUMULATIVE         NEXT MONTH
  ACTUAL     FORECAST     VARIANCE                                                             (CASE TO DATE)        FORECAST
  ------     --------     --------                                                             --------------        --------
                                          REVENUES:
       $0                       $0      1   Gross Sales                                                   $0
----------  ----------   ----------                                                             -------------      ------------
       $0                       $0      2   less: Sales Returns & Allowances                              $0
----------  ----------   ----------                                                             -------------      ------------
       $0          $0           $0      3   Net Sales                                                     $0                $0
----------  ----------   ----------                                                             -------------      ------------
       $0                       $0      4   less: Cost of Goods Sold     (Schedule 'B')                   $0
----------  ----------   ----------                                                             -------------      ------------
       $0          $0           $0      5   Gross Profit                                                  $0                $0
----------  ----------   ----------                                                             -------------      ------------
       $0                       $0      6   Interest                                                      $0
----------  ----------   ----------                                                             -------------      ------------
       $0                       $0      7   Other Income:                                                 $0
----------  ----------   ----------                       -----------------------------         -------------      ------------
       $0                       $0      8                                                                 $0
----------  ----------   ----------       ---------------------------------------------         -------------      ------------
       $0                       $0      9                                                                 $0
----------  ----------   ----------       ---------------------------------------------         -------------      ------------

       $0          $0           $0     10       TOTAL REVENUES                                            $0                $0
----------  ----------   ----------                                                             -------------      ------------

                                          EXPENSES:
       $0                       $0     11   Compensation to Owner(s)/Officer(s)                           $0
----------  ----------   ----------                                                             -------------      ------------
       $0                       $0     12   Salaries                                                      $0
----------  ----------   ----------                                                             -------------      ------------
       $0                       $0     13   Commissions                                                   $0
----------  ----------   ----------                                                             -------------      ------------
       $0                       $0     14   Contract Labor                                                $0
----------  ----------   ----------                                                             -------------      ------------
       $0                       $0          Rent/Lease:                                                   $0
                                       15     Personal Property

----------  ----------   ----------                                                             -------------      ------------
       $0                       $0     16     Real Property                                               $0
----------  ----------   ----------                                                             -------------      ------------
       $0                       $0     17   Insurance                                                     $0
----------  ----------   ----------                                                             -------------      ------------
       $0                       $0     18   Management Fees                                               $0
----------  ----------   ----------                                                             -------------      ------------
       $0                       $0     19   Depreciation                                                  $0
----------  ----------   ----------                                                             -------------      ------------
                                            Taxes:                                                        $0
       $0                       $0     20     Employer Payroll Taxes
----------  ----------   ----------                                                             -------------      ------------
       $0                       $0     21     Real Property Taxes                                         $0
----------  ----------   ----------                                                             -------------      ------------
       $0                       $0     22     Other Taxes                                                 $0
----------  ----------   ----------                                                             -------------      ------------
       $0                       $0     23   Other Selling                                                 $0
----------  ----------   ----------                                                             -------------      ------------
       $0                       $0     24   Other Administrative                                          $0
----------  ----------   ----------                                                             -------------      ------------
       $0                       $0     25   Interest                                                      $0
----------  ----------   ----------                                                             -------------      ------------
       $0                       $0     26   Other Expenses:                                               $0
----------  ----------   ----------                         -----------------------------       -------------      ------------
                                $0     27
----------  ----------   ----------       --------------------------------------------------    -------------      ------------
                                $0     28
----------  ----------   ----------       --------------------------------------------------    -------------      ------------
                                $0     29
----------  ----------   ----------       --------------------------------------------------    -------------      ------------
                                $0     30
----------  ----------   ----------       --------------------------------------------------    -------------      ------------
                                $0     31
----------  ----------   ----------       --------------------------------------------------    -------------      ------------
                                $0     32
----------  ----------   ----------       --------------------------------------------------    -------------      ------------
                                $0     33
----------  ----------   ----------       --------------------------------------------------    -------------      ------------
                                $0     34
----------  ----------   ----------       --------------------------------------------------    -------------      ------------

       $0          $0           $0     35       TOTAL EXPENSES                                            $0                $0
----------  ----------   ----------                                                             -------------      ------------
       $0          $0           $0     36 SUBTOTAL                                                        $0                $0
----------  ----------   ----------                                                             -------------      ------------
                                          REORGANIZATION ITEMS:
       $0                       $0     37   Professional Fees                                             $0
----------  ----------   ----------                                                             -------------      ------------
       $0                       $0     38   Provisions for Rejected Executory Contracts                   $0
----------  ----------   ----------                                                             -------------      ------------
       $0                       $0     39   Interest Earned on Accumulated Cash from                      $0
----------  ----------   ----------         Resulting Chp 11 Case                               -------------      ------------

       $0                       $0     40   Gain or (Loss) from Sale of Equipment                         $0
----------  ----------   ----------                                                             -------------      ------------
       $0                       $0     41   U.S. Trustee Quarterly Fees                                   $0
----------  ----------   ----------                                                             -------------      ------------
       $0                       $0     42                                                                 $0
----------  ----------   ----------       --------------------------------------------------    -------------      ------------

       $0          $0           $0     43        TOTAL REORGANIZATION ITEMS                               $0                $0
----------  ----------   ----------                                                             -------------      ------------
       $0          $0           $0     44  NET PROFIT (LOSS) BEFORE FEDERAL & State Taxes                 $0                $0
----------  ----------   ----------                                                             -------------      ------------
       $0                       $0     45   Federal & State Income Taxes                                  $0
----------  ----------   ----------                                                             -------------      ------------
       $0          $0           $0     46 NET PROFIT (LOSS)                                               $0                $0
==========  ==========   ==========                                                             =============      ============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          For the Month Ended    06/30/02
                                                ----------

      ASSETS

                                                                               FROM SCHEDULES           MARKET VALUE
                                                                               --------------           ------------
          CURRENT ASSETS

  1          Cash and cash equivalents - unrestricted                                                             $0
                                                                                                      ---------------
  2          Cash and cash equivalents - restricted                                                               $0
                                                                                                      ---------------
  3          Accounts receivable (net)                                               A                            $0
                                                                                                      ---------------
  4          Inventory                                                               B                            $0
                                                                                                      ---------------
  5          Prepaid expenses                                                                                     $0
                                                                                                      ---------------
  6          Professional retainers                                                                               $0
                                                                                                      ---------------
  7          Other:                                                                                               $0
                     ------------------------------------------------------                           ---------------
  8
             --------------------------------------------------------------                           ---------------
  9                  TOTAL CURRENT ASSETS                                                                         $0
                                                                                                      ---------------
         PROPERTY AND EQUIPMENT (MARKET VALUE)

 10          Real property                                                           C                            $0
                                                                                                      ---------------
 11          Machinery and equipment                                                 D                            $0
                                                                                                      ---------------
 12          Furniture and fixtures                                                  D                            $0
                                                                                                      ---------------
 13          Office equipment                                                        D                            $0
                                                                                                      ---------------
 14          Leasehold improvements                                                  D                            $0
                                                                                                      ---------------
 15          Vehicles                                                                D                            $0
                                                                                                      ---------------
 16          Other:                                                                  D
                     ------------------------------------------------------                           ---------------
 17                                                                                  D
             --------------------------------------------------------------                           ---------------
 18                                                                                  D
             --------------------------------------------------------------                           ---------------
 19                                                                                  D
             --------------------------------------------------------------                           ---------------
 20                                                                                  D
             --------------------------------------------------------------                           ---------------
 21                  TOTAL PROPERTY AND EQUIPMENT                                                                 $0
                                                                                                      ---------------
         OTHER ASSETS

 22          Loans to shareholders                                                                                $0
                                                                                                      ---------------
 23          Loans to affiliates                                                                                  $0
                                                                                                      ---------------
 24
             --------------------------------------------------------------                           ---------------
 25
             --------------------------------------------------------------                           ---------------
 26
             --------------------------------------------------------------                           ---------------
 27
             --------------------------------------------------------------                           ---------------
 28                  TOTAL OTHER ASSETS                                                                           $0
                                                                                                      ---------------
 29                  TOTAL ASSETS                                                                                 $0
                                                                                                      ===============

      NOTE:

            Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES

         POST-PETITION

             CURRENT LIABILITIES

30                  Salaries and wages                                                                                 $0
                                                                                                         -----------------
31                  Payroll taxes                                                                                      $0
                                                                                                         -----------------
32                  Real and personal property taxes                                                                   $0
                                                                                                         -----------------
33                  Income taxes                                                                                       $0
                                                                                                         -----------------
34                  Sales taxes                                                                                        $0
                                                                                                         -----------------
35                  Notes payable (short term)                                                                         $0
                                                                                                         -----------------
36                  Accounts payable (trade)                                                     A                     $0
                                                                                                         -----------------
37                  Real property lease arrearage                                                                      $0
                                                                                                         -----------------
38                  Personal property lease arrearage                                                                  $0
                                                                                                         -----------------
39                  Accrued professional fees                                                                          $0
                                                                                                         -----------------
40                  Current portion of long-term post-petition debt (due within 12 months)                             $0
                                                                                                         -----------------
41                  Other:                                                                                             $0
                               -------------------------------------------                               -----------------
42
                    ------------------------------------------------------                               -----------------
43
                    ------------------------------------------------------                               -----------------

44                  TOTAL CURRENT LIABILITIES                                                                          $0
                                                                                                         -----------------
45             LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                         -----------------
46                  TOTAL POST-PETITION LIABILITIES                                                                    $0
                                                                                                         -----------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47                  Secured claims                                                              F                      $0
                                                                                                         -----------------
48                  Priority unsecured claims                                                   F                      $0
                                                                                                         -----------------
49                  General unsecured claims                                                    F                      $0
                                                                                                         -----------------
50                  TOTAL PRE-PETITION LIABILITIES                                                                     $0
                                                                                                         -----------------
51                  TOTAL LIABILITIES                                                                                  $0
                                                                                                         -----------------
     EQUITY (DEFICIT)

52             Retained Earnings/(Deficit) at time of filing                                                           $0
                                                                                                         -----------------
53             Capital Stock                                                                                           $0
                                                                                                         -----------------
54             Additional paid-in capital                                                                              $0
                                                                                                         -----------------
55             Cumulative profit/(loss) since filing of case                                                           $0
                                                                                                         -----------------
56             Post-petition contributions/(distributions) or (draws)                                                  $0
                                                                                                         -----------------
57
               --------------------------------------------------------------                            -----------------
58             Market value adjustment                                                                                 $0
                                                                                                         -----------------
59                  TOTAL EQUITY (DEFICIT)                                                                             $0
                                                                                                         -----------------
60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                            $0
                                                                                                         =================

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)


                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE


RECEIVABLES AND PAYABLES AGINGS                                   ACCOUNTS RECEIVABLE       ACCOUNTS PAYABLE         PAST DUE
                                                                [PRE AND POST PETITION]     [POST PETITION]      POST PETITION DEBT
                                                                -----------------------     ---------------      ------------------
     0 -30 Days                                                                     $0                   $0
                                                                -----------------------      ---------------
     31-60 Days                                                                     $0                   $0
                                                                -----------------------      ---------------
     61-90 Days                                                                     $0                   $0                     $0
                                                                -----------------------      ---------------      -----------------
     91+ Days                                                                       $0                   $0
                                                                -----------------------      ---------------
     Total accounts receivable/payable                                              $0                   $0
                                                                -----------------------      ===============
     Allowance for doubtful accounts
                                                                -----------------------
     Accounts receivable (net)                                                      $0
                                                                =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                          COST OF GOODS SOLD
----------------------------------                          ------------------
                                       INVENTORY(IES)
                                         BALANCE AT
                                        END OF MONTH        INVENTORY BEGINNING OF MONTH
                                        ------------
                                                                                                              -----------------
                                                            Add -
     Retail/Restaurants -                                     Net purchase
                                                                                                              -----------------
       Product for resale                                     Direct labor

                                    ---------------------                                                     -----------------
                                                              Manufacturing overhead
                                                                                                              -----------------
     Distribution -                                           Freight in
                                                                                                              -----------------
       Products for resale                                    Other:
                                    ---------------------                                                     -----------------

                                                            --------------------------------------            -----------------
     Manufacturer -
                                                            --------------------------------------            -----------------
       Raw Materials

                                    ---------------------
       Work-in-progress                                     Less -
                                    ---------------------
       Finished goods                                         Inventory End of Month
                                    ---------------------                                                     -----------------
                                                              Shrinkage
                                                                                                              -----------------
     Other - Explain                                          Personal Use
                                    ---------------------                                                     -----------------
     ----------------------------
                                                            Cost of Goods Sold                                              $0
     ----------------------------                                                                             =================
         TOTAL                                        $0
                                    =====================

     METHOD OF INVENTORY CONTROL                                             INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?                   Indicate by a checkmark method of inventory used.
                 Yes           No

                     ------       -------
     How often do you take a complete physical inventory?                    Valuation methods -
                                                                                 FIFO cost
                                                                                                                            ---
       Weekly                                                                    LIFO cost
                           -------                                                                                          ---
       Monthly                                                                   Lower of cost or market
                           -------                                                                                          ---
       Quarterly                                                                 Retail method
                           -------                                                                                          ---
       Semi-annually                                                             Other
                           -------
       Annually                                                                    Explain
                           -------
Date of last physical inventory was
                                         ------------------------------      -------------------------------------------------------

                                                                             -------------------------------------------------------
Date of next physical inventory is
                                         ------------------------------      -------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                             Cost                   Market Value
       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                             Cost                   Market Value
Machinery & Equipment -
       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================
Furniture & Fixtures -

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================
Office Equipment -

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================
Leasehold Improvements -

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================
Vehicles -

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)


TAXES PAYABLE                               0-30 DAYS        31-60 DAYS    61-90 DAYS       91+ DAYS         TOTAL
FEDERAL                                    ------------    -------------   -----------     ----------    -----------
        Income Tax Withholding                                                                                   $0
                                           ------------    -------------   -----------     ----------    -----------
        FICA - Employee                                                                                          $0
                                           ------------    -------------   -----------     ----------    -----------
        FICA - Employer                                                                                          $0
                                           ------------    -------------   -----------     ----------    -----------
        Unemployment (FUTA)                                                                                      $0
                                           ------------    -------------   -----------     ----------    -----------
        Income                                                                                                   $0
                                           ------------    -------------   -----------     ----------    -----------
        Other (Attach List)                                                                                      $0
                                           ------------    -------------   -----------     ----------    -----------
TOTAL FEDERAL TAXES                                 $0               $0            $0             $0             $0
STATE AND LOCAL                            ------------    -------------   -----------     ----------    -----------

        Income Tax Withholding                                                                                   $0
                                           ------------    -------------   -----------     ----------    -----------
        Unemployment (UT)                                                                                        $0
                                           ------------    -------------   -----------     ----------    -----------
        Disability Insurance (DI)                                                                                $0
                                           ------------    -------------   -----------     ----------    -----------
        Empl. Training Tax (ETT)                                                                                 $0
                                           ------------    -------------   -----------     ----------    -----------
        Sales                                                                                                    $0
                                           ------------    -------------   -----------     ----------    -----------
        Excise                                                                                                   $0
                                           ------------    -------------   -----------     ----------    -----------
        Real property                                                                                            $0
                                           ------------    -------------   -----------     ----------    -----------
        Personal property                                                                                        $0
                                           ------------    -------------   -----------     ----------    -----------
        Income                                                                                                   $0
                                           ------------    -------------   -----------     ----------    -----------
        Other (Attach List)                                                                                      $0
                                           ------------    -------------   -----------     ----------    -----------
TOTAL STATE & LOCAL TAXES                           $0               $0            $0             $0             $0
TOTAL TAXES                                ------------    -------------   -----------     ----------    -----------
                                                    $0               $0            $0             $0             $0
                                           ============    =============   ===========     ==========    ===========



                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                             CLAIMED           ALLOWED
                                                                                        AMOUNT           AMOUNT (b)
                                                                                      ----------         ----------
        Secured claims  (a)                                                                  $0                 $0
                                                                                      ----------         ----------
        Priority claims other than taxes                                                     $0                 $0
                                                                                      ----------         ----------
        Priority tax claims                                                                  $0                 $0
                                                                                      ----------         ----------
        General unsecured claims                                                             $0                 $0
                                                                                      ----------         ----------

        (a)     List total amount of claims even it under secured.

        (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES


                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                                   ACCOUNT 1           ACCOUNT 2           ACCOUNT 3          ACCOUNT 4
                                                   ---------           ---------           ---------          ---------
Bank
                                                -----------------  ------------------   -----------------   ---------------
Account Type
                                                -----------------  ------------------   -----------------   ---------------
Account No.
                                                -----------------  ------------------   -----------------   ---------------
Account Purpose
                                                -----------------  ------------------   -----------------   ---------------
Balance, End of Month
                                                -----------------  ------------------   -----------------   ---------------
Total Funds on Hand for all Accounts                          $0
                                                =================



Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED   06/30/02
                                              ------------

                                                                                      Actual                   Cumulative
                                                                                  Current Month              (Case to Date)
                                                                                  -------------              --------------
     CASH RECEIPTS
1         Rent/Leases Collected
                                                                             -----------------------       ----------------------
2         Cash Received from Sales
                                                                             -----------------------       ----------------------
3         Interest Received
                                                                             -----------------------       ----------------------
4         Borrowings
                                                                             -----------------------       ----------------------
5         Funds from Shareholders, Partners, or Other Insiders
                                                                             -----------------------       ----------------------
6         Capital Contributions
                                                                             -----------------------       ----------------------
7
          ----------------------------------------------------------         -----------------------       ----------------------
8
          ----------------------------------------------------------         -----------------------       ----------------------
9
          ----------------------------------------------------------         -----------------------       ----------------------
10
          ----------------------------------------------------------         -----------------------       ----------------------
11
          ----------------------------------------------------------         -----------------------       ----------------------

12              TOTAL CASH RECEIPTS                                                              $0                           $0
                                                                             -----------------------       ----------------------
     CASH DISBURSEMENTS
13        Payments for Inventory

                                                                             -----------------------       ----------------------
14        Selling
                                                                             -----------------------       ----------------------
15        Administrative
                                                                             -----------------------       ----------------------
16        Capital Expenditures
                                                                             -----------------------       ----------------------
17        Principal Payments on Debt
                                                                             -----------------------       ----------------------
18        Interest Paid
                                                                             -----------------------       ----------------------
          Rent/Lease:
19              Personal Property
                                                                             -----------------------       ----------------------
20              Real Property
                                                                             -----------------------       ----------------------
          Amount Paid to Owner(s)/Officer(s)
21              Salaries
                                                                             -----------------------       ----------------------
22              Draws
                                                                             -----------------------       ----------------------
23              Commissions/Royalties
                                                                             -----------------------       ----------------------
24              Expense Reimbursements
                                                                             -----------------------       ----------------------
25              Other
                                                                             -----------------------       ----------------------
26        Salaries/Commissions (less employee withholding)
                                                                             -----------------------       ----------------------
27        Management Fees
                                                                             -----------------------       ----------------------
          Taxes:
28              Employee Withholding
                                                                             -----------------------       ----------------------
29              Employer Payroll Taxes
                                                                             -----------------------       ----------------------
30              Real Property Taxes
                                                                             -----------------------       ----------------------
31              Other Taxes
                                                                             -----------------------       ----------------------
32        Other Cash Outflows:
                                                                             -----------------------       ----------------------
33
                ----------------------------------------------------         -----------------------       ----------------------
34
                ----------------------------------------------------         -----------------------       ----------------------
35
                ----------------------------------------------------         -----------------------       ----------------------
36
                ----------------------------------------------------         -----------------------       ----------------------
37
                ----------------------------------------------------         -----------------------       ----------------------

38              TOTAL CASH DISBURSEMENTS:                                                        $0                           $0
                                                                             -----------------------       ----------------------
39   NET INCREASE (DECREASE) IN CASH                                                             $0                           $0
                                                                             -----------------------       ----------------------
40   CASH BALANCE, BEGINNING OF PERIOD
                                                                             -----------------------       ----------------------
41   CASH BALANCE, END OF PERIOD                                                                 $0                           $0
                                                                             =======================       ======================

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 06/30/02

                                                                                            ACTUAL           CUMULATIVE
     CASH FLOWS FROM OPERATING ACTIVITIES                                                CURRENT MONTH     (CASE TO DATE)
                                                                                         -------------     --------------
1    Cash Received from Sales
                                                                                         -------------     --------------
2    Rent/Leases Collected
                                                                                         -------------     --------------
3    Interest Received
                                                                                         -------------     --------------
4    Cash Paid to Suppliers
                                                                                         -------------     --------------
5    Cash Paid for Selling Expenses
                                                                                         -------------     --------------
6    Cash Paid for Administrative Expenses
                                                                                         -------------     --------------
     Cash Paid for Rents/Leases:
7        Personal Property
                                                                                         -------------     --------------
8        Real Property
                                                                                         -------------     --------------
9    Cash Paid for Interest
                                                                                         -------------     --------------
10   Cash Paid for Net Payroll and Benefits
                                                                                         -------------     --------------
     Cash Paid to Owner(s)/Officer(s)
11       Salaries
                                                                                         -------------     --------------
12       Draws
                                                                                         -------------     --------------
13       Commissions/Royalties
                                                                                         -------------     --------------
14       Expense Reimbursements
                                                                                         -------------     --------------
15       Other
                                                                                         -------------     --------------
     Cash Paid for Taxes Paid/Deposited to Tax Acct.
16       Employer Payroll Tax
                                                                                         -------------     --------------
17       Employee Withholdings
                                                                                         -------------     --------------
18       Real Property Taxes
                                                                                         -------------     --------------
19       Other Taxes
                                                                                         -------------     --------------
20   Cash Paid for General Expenses
                                                                                         -------------     --------------
21
     ---------------------------------------------------------------------------         -------------     --------------
22
     ---------------------------------------------------------------------------         -------------     --------------
23
     ---------------------------------------------------------------------------         -------------     --------------
24
     ---------------------------------------------------------------------------         -------------     --------------
25
     ---------------------------------------------------------------------------         -------------     --------------
26
     ---------------------------------------------------------------------------         -------------     --------------

27       NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS               $0                 $0
                                                                                         -------------     --------------
     CASH FLOWS FROM REORGANIZATION ITEMS

28   Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                         -------------     --------------
29   Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                         -------------     --------------
30   U.S. Trustee Quarterly Fees
                                                                                         -------------     --------------
31
     ---------------------------------------------------------------------------         -------------     --------------

32       NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                           $0                 $0
                                                                                         -------------     --------------

33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                     $0                 $0
                                                                                         -------------     --------------

     CASH FLOWS FROM INVESTING ACTIVITIES

34   Capital Expenditures
                                                                                         -------------     --------------
35   Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                         -------------     --------------
36

37    NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                              $0                 $0
                                                                                         -------------     --------------
     CASH FLOWS FROM FINANCING ACTIVITIES

38   Net Borrowings (Except Insiders)
                                                                                         -------------     --------------
39   Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                         -------------     --------------
40   Capital Contributions
                                                                                         -------------     --------------
41   Principal Payments
                                                                                         -------------     --------------
42
     ---------------------------------------------------------------------------         -------------     --------------
43    NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                              $0                 $0
                                                                                         -------------     --------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                           $0                 $0
                                                                                         -------------     --------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH
                                                                                         -------------     --------------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                                                      $0                 $0
                                                                                         =============     ==============

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  OmniSky International, LLC      CASE NO.         01-33126 (DM)

                                        CHAPTER 11
                                        MONTHLY OPERATING REPORT
                                        (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED: June 02                    PETITION DATE: 12/10/01

1.       Debtor in possession (or trustee) hereby submits this Monthly
                                                                           -----
         Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

         Dollars reported in   $1
                              ----


                                                                                   END OF CURRENT   END OF PRIOR    AS OF PETITION
2.       ASSET AND LIABILITY STRUCTURE                                                  MONTH           MONTH            FILING
                                                                                        -----           -----            ------
         a.  Current Assets                                                                    $0             $0
                                                                                   --------------   ------------
         b.  Total Assets                                                                      $0             $0                $0
                                                                                   --------------   ------------    --------------
         c.  Current Liabilities                                                               $0             $0
                                                                                   --------------   ------------
         d.  Total Liabilities                                                                 $0             $0                $0
                                                                                   --------------   ------------    --------------

                                                                                                                     CUMULATIVE
3.       STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                       CURRENT MONTH    PRIOR MONTH    (CASE TO DATE)
                                                                                    -------------    -----------    --------------
         a.  Total Receipts                                                                    $0             $0                $0
                                                                                    -------------    -----------    --------------
         b.  Total Disbursements                                                               $0             $0                $0
                                                                                    -------------    -----------    --------------
         c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                        $0             $0                $0
                                                                                    -------------    -----------    --------------
         d.  Cash Balance Beginning of Month                                                   $0             $0                $0
                                                                                    -------------    -----------    --------------
         e.  Cash Balance End of Month (c + d)                                                 $0             $0                $0
                                                                                    -------------    -----------    --------------

                                                                                                                      CUMULATIVE
                                                                                    CURRENT MONTH    PRIOR MONTH    (CASE TO DATE)
                                                                                    -------------    -----------    --------------
4.       PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                        $0             $0                $0
                                                                                    -------------    -----------    --------------
5.       ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                           $0             $0
                                                                                    -------------    -----------
6.       POST-PETITION LIABILITIES                                                             $0             $0
                                                                                    -------------    -----------
7.       PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                                $0             $0
                                                                                    -------------    -----------

AT THE END OF THIS REPORTING MONTH:                                                     YES              NO
                                                                                        ---              --
8.       Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach
         listing including date of payment, amount of payment and name of payee)                          X
                                                                                    -------------    -----------

9.       Have any payments been made to professionals?  (if yes, attach listing
         including date of payment, amount of payment and name of payee)                                  X
                                                                                    -------------    -----------

10.      If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                    -------------    -----------

11.      Have any payments been made to officers, insiders, shareholders, relatives?  (if yes, attach listing including date of payment, amount
         and reason for payment, and name of payee)                                                       X
                                                                                    -------------    -----------

12.      Is the estate insured for replacement cost of assets and for general
         liability?                                                                       X
                                                                                    -------------    -----------

13.      Are a plan and disclosure statement on file?                                     X
                                                                                    -------------    -----------

14.      Was there any post-petition borrowing during this reporting period?                              X
                                                                                    -------------    -----------

15.      Check if paid: Post-petition taxes     ;   U.S. Trustee Quarterly
         Fees   X ;     Check if filing is current for: Post-petition tax
         reporting and tax returns: X .

         (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date: 7/22/02                             /s/ Michael Malesardi
      ------------------                  --------------------------------------
                                          Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 06/30/02


          CURRENT MONTH
--------------------------------
                                                                                           CUMULATIVE     NEXT MONTH
ACTUAL      FORECAST    VARIANCE                                                         (CASE TO DATE)    FORECAST
                                        REVENUES:
    $0                        $0     1  Gross Sales                                                  $0
------      --------    --------                                                         --------------   ----------
    $0                        $0     2  less: Sales Returns & Allowances                             $0
------      --------    --------                                                         --------------   ----------
    $0            $0          $0     3  Net Sales                                                    $0           $0
------      --------    --------                                                         --------------   ----------
    $0                        $0     4  less: Cost of Goods Sold     (Schedule 'B')                  $0
------      --------    --------                                                         --------------   ----------
    $0            $0          $0     5  Gross Profit                                                 $0           $0
------      --------    --------                                                         --------------   ----------
    $0                        $0     6  Interest                                                     $0
------      --------    --------                                                         --------------   ----------
    $0                        $0     7  Other Income:                                                $0
------      --------    --------        -------------------------------------------      --------------   ----------
    $0                        $0     8                                                               $0
------      --------    --------        -------------------------------------------      --------------   ----------
    $0                        $0     9                                                               $0
------      --------    --------        -------------------------------------------      --------------   ----------
    $0            $0          $0    10        TOTAL REVENUES                                         $0           $0
------      --------    --------                                                         --------------   ----------
                                        EXPENSES:

    $0                        $0    11  Compensation to Owner(s)/Officer(s)                          $0
------      --------    --------                                                         --------------   ----------
    $0                        $0    12  Salaries                                                     $0
------      --------    --------                                                         --------------   ----------
    $0                        $0    13  Commissions                                                  $0
------      --------    --------                                                         --------------   ----------
    $0                        $0    14  Contract Labor                                               $0
------      --------    --------                                                         --------------   ----------
                                          Rent/Lease:
    $0                        $0    15      Personal Property                                        $0
------      --------    --------                                                         --------------   ----------
    $0                        $0    16      Real Property                                            $0
------      --------    --------                                                         --------------   ----------
    $0                        $0    17  Insurance                                                    $0
------      --------    --------                                                         --------------   ----------
    $0                        $0    18  Management Fees                                              $0
------      --------    --------                                                         --------------   ----------
    $0                        $0    19  Depreciation                                                 $0
------      --------    --------                                                         --------------   ----------
                                        Taxes:

    $0                        $0    20      Employer Payroll Taxes                                   $0
------      --------    --------                                                         --------------   ----------
    $0                        $0    21      Real Property Taxes                                      $0
------      --------    --------                                                         --------------   ----------
    $0                        $0    22      Other Taxes                                              $0
------      --------    --------                                                         --------------   ----------
    $0                        $0    23  Other Selling                                                $0
------      --------    --------                                                         --------------   ----------
    $0                        $0    24  Other Administrative                                         $0
------      --------    --------                                                         --------------   ----------
    $0                        $0    25  Interest                                                     $0
------      --------    --------                                                         --------------   ----------
    $0                        $0    26  Other Expenses:                                              $0
------      --------    --------                                                         --------------   ----------
                              $0    27
------      --------    --------        -------------------------------------------      --------------   ----------
                              $0    28
------      --------    --------        -------------------------------------------      --------------   ----------
                              $0    29
------      --------    --------        -------------------------------------------      --------------   ----------
                              $0    30
------      --------    --------        -------------------------------------------      --------------   ----------
                              $0    31
------      --------    --------        -------------------------------------------      --------------   ----------
                              $0    32
------      --------    --------        -------------------------------------------      --------------   ----------
                              $0    33
------      --------    --------        -------------------------------------------      --------------   ----------
                              $0    34
------      --------    --------        -------------------------------------------      --------------   ----------

    $0            $0          $0    35        TOTAL EXPENSES                                         $0           $0

    $0            $0          $0    36  SUBTOTAL                                                     $0           $0
------      --------    --------                                                         --------------   ----------

                                        REORGANIZATION ITEMS:
    $0                        $0    37  Professional Fees                                            $0
------      --------    --------                                                         --------------   ----------
    $0                        $0    38  Provisions for Rejected Executory Contracts                  $0
------      --------    --------                                                         --------------   ----------
    $0                        $0    39  Interest Earned on Accumulated Cash from                     $0
------      --------    --------                                                         --------------   ----------
                                        Resulting Chp 11 Case

    $0                        $0    40  Gain or (Loss) from Sale of Equipment                        $0
------      --------    --------                                                         --------------   ----------
    $0                        $0    41  U.S. Trustee Quarterly Fees                                  $0
------      --------    --------                                                         --------------   ----------
    $0                        $0    42                                                               $0
------      --------    --------        -------------------------------------------      --------------   ----------
    $0            $0          $0    43        TOTAL REORGANIZATION ITEMS                             $0           $0
------      --------    --------                                                         --------------   ----------
    $0            $0          $0    44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES               $0           $0
------      --------    --------                                                         --------------   ----------
    $0                        $0    45  Federal & State Income Taxes                                 $0
------      --------    --------                                                         --------------   ----------
    $0            $0          $0    46  NET PROFIT (LOSS)                                            $0           $0
======      ========    ========                                                         ==============   ==========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 06/30/02

   ASSETS
                                                                                FROM SCHEDULES     MARKET VALUE
                                                                                --------------     ------------
       CURRENT ASSETS
 1         Cash and cash equivalents - unrestricted                                                          $0
                                                                                                   ------------
 2         Cash and cash equivalents - restricted                                                            $0
                                                                                                   ------------
 3         Accounts receivable (net)                                                   A                     $0
                                                                                                   ------------
 4         Inventory                                                                   B                     $0
                                                                                                   ------------
 5         Prepaid expenses                                                                                  $0
                                                                                                   ------------
 6         Professional retainers                                                                            $0
                                                                                                   ------------
 7         Other:                                                                                            $0
                  --------------------------------------------------------------                   ------------
 8
           ---------------------------------------------------------------------                   ------------

 9             TOTAL CURRENT ASSETS                                                                          $0
                                                                                                   ------------

       PROPERTY AND EQUIPMENT (MARKET VALUE)

10         Real property                                                               C                     $0
                                                                                                   ------------
11         Machinery and equipment                                                     D                     $0
                                                                                                   ------------
12         Furniture and fixtures                                                      D                     $0
                                                                                                   ------------
13         Office equipment                                                            D                     $0
                                                                                                   ------------
14         Leasehold improvements                                                      D                     $0
                                                                                                   ------------
15         Vehicles                                                                    D                     $0
                                                                                                   ------------
16         Other:                                                                      D
                  --------------------------------------------------------------                   ------------
17                                                                                     D
           ---------------------------------------------------------------------                   ------------
18                                                                                     D
           ---------------------------------------------------------------------                   ------------
19                                                                                     D
           ---------------------------------------------------------------------                   ------------
20                                                                                     D
           ---------------------------------------------------------------------                   ------------

21             TOTAL PROPERTY AND EQUIPMENT                                                                  $0
                                                                                                   ------------
       OTHER ASSETS

22         Loans to shareholders                                                                             $0
                                                                                                   ------------
23         Loans to affiliates                                                                               $0
                                                                                                   ------------
24
           ---------------------------------------------------------------------                   ------------
25
           ---------------------------------------------------------------------                   ------------
26
                                                                                                   ------------
27
                                                                                                   ------------

28             TOTAL OTHER ASSETS                                                                            $0
                                                                                                   ------------

29             TOTAL ASSETS                                                                                  $0
                                                                                                   ============

   NOTE:
         Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

   LIABILITIES FROM SCHEDULES

       POST-PETITION

           CURRENT LIABILITIES
30             Salaries and wages                                                                            $0
                                                                                                   ------------
31             Payroll taxes                                                                                 $0
                                                                                                   ------------
32             Real and personal property taxes                                                              $0
                                                                                                   ------------
33             Income taxes                                                                                  $0
                                                                                                   ------------
34             Sales taxes                                                                                   $0
                                                                                                   ------------
35             Notes payable (short term)                                                                    $0
                                                                                                   ------------
36             Accounts payable (trade)                                                A                     $0
                                                                                                   ------------
37             Real property lease arrearage                                                                 $0
                                                                                                   ------------
38             Personal property lease arrearage                                                             $0
                                                                                                   ------------
39             Accrued professional fees                                                                     $0
                                                                                                   ------------
40             Current portion of long-term post-petition debt (due within 12
                 months)                                                                                     $0
                                                                                                   ------------
41             Other:                                                                                        $0
                     -----------------------------------------------------------                   ------------
42
           ---------------------------------------------------------------------                   ------------
43
           ---------------------------------------------------------------------                   ------------

44             TOTAL CURRENT LIABILITIES                                                                     $0
                                                                                                   ------------

45         LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                   ------------

46             TOTAL POST-PETITION LIABILITIES                                                               $0
                                                                                                   ------------

       PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47             Secured claims                                                          F                     $0
                                                                                                   ------------
48             Priority unsecured claims                                               F                     $0
                                                                                                   ------------
49             General unsecured claims                                                F                     $0
                                                                                                   ------------
50             TOTAL PRE-PETITION LIABILITIES                                                                $0
                                                                                                   ------------
51             TOTAL LIABILITIES                                                                             $0
                                                                                                   ------------

   EQUITY (DEFICIT)

52         Retained Earnings/(Deficit) at time of filing                                                     $0
                                                                                                   ------------
53         Capital Stock                                                                                     $0
                                                                                                   ------------
54         Additional paid-in capital                                                                        $0
                                                                                                   ------------
55         Cumulative profit/(loss) since filing of case                                                     $0
                                                                                                   ------------
56         Post-petition contributions/(distributions) or (draws)                                            $0
                                                                                                   ------------
57
           ---------------------------------------------------------------------                   ------------
58         Market value adjustment                                                                           $0
                                                                                                   ------------
59             TOTAL EQUITY (DEFICIT)                                                                        $0
                                                                                                   ------------
60 TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                    $0
                                                                                                   ============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                            ACCOUNTS RECEIVABLE      ACCOUNTS PAYABLE        PAST DUE
RECEIVABLES AND PAYABLES AGINGS           [PRE AND POST PETITION]     [POST PETITION]    POST PETITION DEBT
-------------------------------           -----------------------     ---------------    ------------------
  0 -30 Days                                                   $0                  $0
                                          -----------------------    ----------------
  31-60 Days                                                   $0                  $0
                                          -----------------------    ----------------
  61-90 Days                                                   $0                  $0                    $0
                                          -----------------------    ----------------    ------------------
  91+ Days                                                     $0                  $0
                                          -----------------------    ----------------
  Total accounts receivable/payable                            $0                  $0
                                          -----------------------    ================
  Allowance for doubtful accounts
  Accounts receivable (net)                                    $0
                                          =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                  COST OF GOODS SOLD

                                           INVENTORY(IES)
                                             BALANCE AT
                                            END OF MONTH
                                            ------------
                                                                    INVENTORY BEGINNING OF MONTH
                                                                                                          ----------
                                                                    Add -
   Retail/Restaurants -                                               Net purchase
                                                                                                          ----------
     Product for resale                                               Direct labor
                                           -------------                                                  ----------
                                                                      Manufacturing overhead
                                                                                                          ----------
   Distribution -                                                     Freight in
                                                                                                          ----------
     Products for resale                                              Other:
                                           -------------
   Manufacturer -
     Raw Materials
                                           -------------
     Work-in-progress                                               Less -
                                           -------------
     Finished goods                                                   Inventory End of Month
                                                                                                          ----------
                                                                      Shrinkage
                                                                                                          ----------
   Other - Explain                                                    Personal Use
                                           -------------                                                  ----------

   ---------------------------------

   ---------------------------------
       TOTAL                                         $0             Cost of Goods Sold                            $0
                                           =============                                                  ==========

   METHOD OF INVENTORY CONTROL                                      INVENTORY VALUATION METHODS
   Do you have a functioning perpetual inventory system?            Indicate by a checkmark method of inventory used.

                   Yes       No

   How often do you take a complete physical inventory?             Valuation methods -
                                                                        FIFO cost
                                                                                                       ---
     Weekly                                                             LIFO cost
                                           -------------                                               ---
     Monthly                                                            Lower of cost or market
                                           -------------                                               ---
     Quarterly                                                          Retail method
                                           -------------                                               ---
     Semi-annually                                                      Other
                                           -------------                                               ---
     Annually                                                             Explain
                                           -------------

Date of last physical inventory was
                                           -------------                --------------------------------------------
Date of next physical inventory is
                                           -------------                --------------------------------------------

                                           -------------                --------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                         COST           MARKET VALUE
    ---------------------------------------     ------------     ---------------
    ---------------------------------------     ------------     ---------------
    ---------------------------------------     ------------     ---------------
    ---------------------------------------     ------------     ---------------
    ---------------------------------------     ------------     ---------------
    ---------------------------------------     ------------     ---------------
    Total                                                 $0                  $0
                                                ============     ===============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS


Description                                         COST           MARKET VALUE
Machinery & Equipment -
    ---------------------------------------     ------------     ---------------
    ---------------------------------------     ------------     ---------------
    ---------------------------------------     ------------     ---------------
    ---------------------------------------     ------------     ---------------
    Total                                                 $0                  $0
                                                ============     ===============

Furniture & Fixtures -
    ---------------------------------------     ------------     ---------------
    ---------------------------------------     ------------     ---------------
    ---------------------------------------     ------------     ---------------
    ---------------------------------------     ------------     ---------------
    Total                                                 $0                  $0
                                                ============     ===============

Office Equipment -
    ---------------------------------------     ------------     ---------------
    ---------------------------------------     ------------     ---------------
    ---------------------------------------     ------------     ---------------
    ---------------------------------------     ------------     ---------------
    Total                                                 $0                  $0
                                                ============     ===============

Leasehold Improvements -
    ---------------------------------------     ------------     ---------------
    ---------------------------------------     ------------     ---------------
    ---------------------------------------     ------------     ---------------
    ---------------------------------------     ------------     ---------------
    Total                                                 $0                  $0
                                                ============     ===============

Vehicles -
    ---------------------------------------     ------------     ---------------
    ---------------------------------------     ------------     ---------------
    ---------------------------------------     ------------     ---------------
    ---------------------------------------     ------------     ---------------
    Total                                                 $0                  $0
                                                ============     ===============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                           0-30 DAYS       31-60 DAYS         61-90 DAYS          91+ DAYS       TOTAL
                                        ---------       ----------         ----------          --------       -----
FEDERAL
        Income Tax Withholding                                                                                   $0
        FICA - Employee                                                                                          $0
        FICA - Employer                                                                                          $0
        Unemployment (FUTA)                                                                                      $0
        Income                                                                                                   $0
        Other (Attach List)                                                                                      $0
TOTAL FEDERAL TAXES                            $0             $0                   $0                $0          $0
STATE AND LOCAL
        Income Tax Withholding                                                                                   $0
        Unemployment (UT)                                                                                        $0
        Disability Insurance (DI)                                                                                $0
        Empl. Training Tax (ETT)                                                                                 $0
        Sales                                                                                                    $0
        Excise                                                                                                   $0
        Real property                                                                                            $0
        Personal property                                                                                        $0
        Income                                                                                                   $0
        Other (Attach List)                                                                                      $0
TOTAL STATE & LOCAL TAXES                      $0             $0                   $0                $0          $0
TOTAL TAXES                                    $0             $0                   $0                $0          $0

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                 CLAIMED           ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                      AMOUNT           AMOUNT (B)
-------------------------------------------                      ------           ----------
        Secured claims  (a)                                          $0                   $0
                                                                 ------           ----------
        Priority claims other than taxes                             $0                   $0
                                                                 ------           ----------
        Priority tax claims                                          $0                   $0
                                                                 ------           ----------
        General unsecured claims                                     $0                   $0
                                                                 ------           ----------

(a)  List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                           ACCOUNT 1        ACCOUNT 2          ACCOUNT 3         ACCOUNT 4
                                           ---------        ---------          ---------         ---------
Bank
                                           ---------        ---------          ---------         ---------
Account Type
                                           ---------        ---------          ---------         ---------
Account No.
                                           ---------        ---------          ---------         ---------
Account Purpose
                                           ---------        ---------          ---------         ---------
Balance, End of Month
                                           ---------        ---------          ---------         ---------
Total Funds on Hand for all Accounts              $0
                                           =========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 06/30/02

                                                                    Actual                Cumulative
                                                                 Current Month          (Case to Date)
                                                                 -------------          --------------
      CASH RECEIPTS
1     Rent/Leases Collected
                                                                 -------------          --------------
2     Cash Received from Sales
                                                                 -------------          --------------
3     Interest Received
                                                                 -------------          --------------
4     Borrowings
                                                                 -------------          --------------
5     Funds from Shareholders, Partners, or Other Insiders
                                                                 -------------          --------------
6     Capital Contributions
                                                                 -------------          --------------
7
      ----------------------------------------------------       -------------          --------------
8
      ----------------------------------------------------       -------------          --------------
9
      ----------------------------------------------------       -------------          --------------
10
      ----------------------------------------------------       -------------          --------------
11
      ----------------------------------------------------       -------------          --------------

12     TOTAL CASH RECEIPTS                                                  $0                      $0
                                                                 -------------          --------------

      CASH DISBURSEMENTS
13    Payments for Inventory
                                                                 -------------          --------------
14    Selling
                                                                 -------------          --------------
15    Administrative
                                                                 -------------          --------------
16    Capital Expenditures
                                                                 -------------          --------------
17    Principal Payments on Debt
                                                                 -------------          --------------
18    Interest Paid
                                                                 -------------          --------------
      Rent/Lease:
19        Personal Property
                                                                 -------------          --------------
20        Real Property
                                                                 -------------          --------------
      Amount Paid to Owner(s)/Officer(s)
21        Salaries
                                                                 -------------          --------------
22        Draws
                                                                 -------------          --------------
23        Commissions/Royalties
                                                                 -------------          --------------
24        Expense Reimbursements
                                                                 -------------          --------------
25        Other
                                                                 -------------          --------------
26    Salaries/Commissions (less employee withholding)
                                                                 -------------          --------------
27    Management Fees
                                                                 -------------          --------------
      Taxes:
28        Employee Withholding
                                                                 -------------          --------------
29        Employer Payroll Taxes
                                                                 -------------          --------------
30        Real Property Taxes
                                                                 -------------          --------------
31        Other Taxes
                                                                 -------------          --------------
32    Other Cash Outflows:
                                                                 -------------          --------------
33
      ----------------------------------------------------       -------------          --------------
34
      ----------------------------------------------------       -------------          --------------
35
      ----------------------------------------------------       -------------          --------------
36
      ----------------------------------------------------       -------------          --------------
37
      ----------------------------------------------------       -------------          --------------
38         TOTAL CASH DISBURSEMENTS:                                        $0                      $0
                                                                 -------------          --------------
39    NET INCREASE (DECREASE) IN CASH                                       $0                      $0
                                                                 -------------          --------------
40    CASH BALANCE, BEGINNING OF PERIOD
                                                                 -------------          --------------
41    CASH BALANCE, END OF PERIOD                                           $0                      $0
                                                                 =============          ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 06/30/02

                                                                                            ACTUAL           CUMULATIVE
     CASH FLOWS FROM OPERATING ACTIVITIES                                                CURRENT MONTH     (CASE TO DATE)
                                                                                         -------------     --------------
1    Cash Received from Sales
                                                                                         -------------     --------------
2    Rent/Leases Collected
                                                                                         -------------     --------------
3    Interest Received
                                                                                         -------------     --------------
4    Cash Paid to Suppliers
                                                                                         -------------     --------------
5    Cash Paid for Selling Expenses
                                                                                         -------------     --------------
6    Cash Paid for Administrative Expenses
                                                                                         -------------     --------------
     Cash Paid for Rents/Leases:
7        Personal Property
                                                                                         -------------     --------------
8        Real Property
                                                                                         -------------     --------------
9    Cash Paid for Interest
                                                                                         -------------     --------------
10   Cash Paid for Net Payroll and Benefits
                                                                                         -------------     --------------
     Cash Paid to Owner(s)/Officer(s)
11       Salaries
                                                                                         -------------     --------------
12       Draws
                                                                                         -------------     --------------
13       Commissions/Royalties
                                                                                         -------------     --------------
14       Expense Reimbursements
                                                                                         -------------     --------------
15       Other
                                                                                         -------------     --------------
     Cash Paid for Taxes Paid/Deposited to Tax Acct.
16       Employer Payroll Tax
                                                                                         -------------     --------------
17       Employee Withholdings
                                                                                         -------------     --------------
18       Real Property Taxes
                                                                                         -------------     --------------
19       Other Taxes
                                                                                         -------------     --------------
20   Cash Paid for General Expenses
                                                                                         -------------     --------------
21
     ---------------------------------------------------------------------------         -------------     --------------
22
     ---------------------------------------------------------------------------         -------------     --------------
23
     ---------------------------------------------------------------------------         -------------     --------------
24
     ---------------------------------------------------------------------------         -------------     --------------
25
     ---------------------------------------------------------------------------         -------------     --------------
26
     ---------------------------------------------------------------------------         -------------     --------------

27       NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS               $0                 $0
                                                                                         -------------     --------------
     CASH FLOWS FROM REORGANIZATION ITEMS

28   Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                         -------------     --------------
29   Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                         -------------     --------------
30   U.S. Trustee Quarterly Fees
                                                                                         -------------     --------------
31
     ---------------------------------------------------------------------------         -------------     --------------

32       NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                           $0                 $0
                                                                                         -------------     --------------

33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                     $0                 $0
                                                                                         -------------     --------------

     CASH FLOWS FROM INVESTING ACTIVITIES

34   Capital Expenditures
                                                                                         -------------     --------------
35   Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                         -------------     --------------
36

37    NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                              $0                 $0
                                                                                         -------------     --------------
     CASH FLOWS FROM FINANCING ACTIVITIES

38   Net Borrowings (Except Insiders)
                                                                                         -------------     --------------
39   Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                         -------------     --------------
40   Capital Contributions
                                                                                         -------------     --------------
41   Principal Payments
                                                                                         -------------     --------------
42
     ---------------------------------------------------------------------------         -------------     --------------
43    NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                              $0                 $0
                                                                                         -------------     --------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                           $0                 $0
                                                                                         -------------     --------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH
                                                                                         -------------     --------------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                                                      $0                 $0
                                                                                         =============     ==============